AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

                                  by and among

                               SALANT CORPORATION
                                   as Borrower


                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                       and

                     THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                    as Agent









                               Dated: May 11, 1999

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                                            TABLE OF CONTENTS
                                                                                                    Page

RECITALS.............................................................................................. 1

SECTION 1.        DEFINITIONS..........................................................................2

SECTION 2.        ACKNOWLEDGEMENT AND RESTATEMENT.....................................................21
         Section 2.1       Existing Obligations.......................................................21
         Section 2.2       Acknowledgement of Security Interests......................................21
         Section 2.3       Acknowledgement of Existing Agreement......................................22
         Section 2.4       Restatement................................................................22
         Section 2.5       Release....................................................................22

SECTION 3.        CREDIT FACILITY.....................................................................23
         Section 3.1       Loans......................................................................23
         Section 3.2       Letter of Credit Accommodations............................................25
         Section 3.3       Reserves...................................................................27
         Section 3.4       Commitments................................................................28
         Section 3.5       Mandatory Prepayments......................................................28
         Section 3.6       Interest...................................................................29
         Section 3.7       Unused Line Fee............................................................30
         Section 3.8       Collateral Management Fee..................................................31
         Section 3.9       Agency Fee.................................................................31
         Section 3.10      Changes in Laws and Increased Costs of Revolving
                           Loans......................................................................31
         Section 3.11      Authorization to Make Loans and Provide Letter
                           of Credit Accommodations...................................................32
         Section 3.12      Settlement Procedures......................................................32
         Section 3.13      Use of Proceeds............................................................34

SECTION 4.        CONDITIONS PRECEDENT TO LOANS AND OTHER
                           FINANCIAL ACCOMMODATIONS...................................................35
         Section 4.1       Conditions Precedent to Initial Loans and Letter of
                           Credit Accommodations......................................................35
         Section 4.2       Conditions Precedent to All Loans and Letter of Credit
                           Accommodations.............................................................40

SECTION 5.        COLLATERAL..........................................................................41
         Section 5.1       Security Interests in Borrower's Assets....................................41
         Section 5.2       Security Interests in Guarantors' Assets...................................42

SECTION 6.        REPRESENTATIONS AND WARRANTIES......................................................43
         Section 6.1       Organization and Qualification.............................................43
         Section 6.2       Corporate Power and Authority..............................................44
         Section 6.3       Capitalization.............................................................44
         Section 6.4       Compliance with Other Agreements and Applicable Law........................45
         Section 6.5       Governmental Approval......................................................46
         Section 6.6       Chief Executive Office; Collateral Locations...............................46
         Section 6.7       Priority of Liens; Title to Properties.....................................46
         Section 6.8       Tax Returns................................................................46
         Section 6.9       Litigation.................................................................47
         Section 6.10      Intellectual Property......................................................47
         Section 6.11      Accounts...................................................................47
         Section 6.12      Employee Benefits..........................................................48
         Section 6.13      Environmental Compliance...................................................49
         Section 6.14      Bank Accounts..............................................................50
         Section 6.15      Investment Company.........................................................50
         Section 6.16      Regulation G; Regulation U; Securities Exchange Act of
                           1934.......................................................................50
         Section 6.17      No Material Adverse Change.................................................50
         Section 6.18      Financial Statements.......................................................50
         Section 6.19      Disclosure.................................................................51
         Section 6.20      Labor Disputes.............................................................51
         Section 6.21      Corporate Name; Prior Transactions.........................................52
         Section 6.22      Material Contracts.........................................................52
         Section 6.23      Year 2000 Compliance.......................................................52

SECTION 7.        ADDITIONAL COVENANTS................................................................52
         Section 7.1       Tradenames.................................................................52
         Section 7.2       New Collateral Locations. .................................................53
         Section 7.3       Subsidiaries...............................................................53
         Section 7.4       Indebtedness...............................................................54
         Section 7.5       Limitation on Liens........................................................56
         Section 7.6       Loans, Investments, Guaranties, Etc........................................57
         Section 7.7       Transactions with Affiliates...............................................58
         Section 7.8       Restricted Payments........................................................58
         Section 7.9       Maintenance of Existence...................................................58
         Section 7.10      Sale and Leasebacks........................................................58
         Section 7.11      Sale of Assets, Consolidation, Merger,
                           Dissolution, Etc...........................................................59
         Section 7.12      Compliance with Laws, Regulations, Etc.....................................59
         Section 7.13      Payment of Taxes and Claims................................................60
         Section 7.14      Properties in Good Condition; Covenants as to
                           Inventory, Real Property and Equipment.....................................60
         Section 7.15      Appraisals.................................................................61
         Section 7.16      Insurance..................................................................61
         Section 7.17      Compliance with ERISA......................................................62
         Section 7.18      Additional Bank Accounts...................................................63
         Section 7.19      Notice of Default..........................................................63
         Section 7.20      Financial Statements and Other Information.................................63
         Section 7.21      Consolidated Tangible Net Worth............................................67
         Section 7.22      Maximum Pre-Tax Loss/Minimum Pre-Tax Income................................67
         Section 7.23      Minimum Interest Coverage Ratio............................................68
         Section 7.24      Capital Expenditures.......................................................68
         Section 7.25      After Acquired Real Property...............................................68
         Section 7.26      Further Assurances.........................................................69

SECTION 8.        EVENTS OF DEFAULT AND REMEDIES......................................................70
         Section 8.1       Events of Default..........................................................70
         Section 8.2       Remedies...................................................................72

SECTION 9.        COLLECTION AND ADMINISTRATION.......................................................75
         Section 9.1       Collections; Management of Collateral......................................75
         Section 9.2       Payments...................................................................76
         Section 9.3       Sharing of Payments, Etc...................................................77
         Section 9.4       Borrower's Loan Account....................................................78
         Section 9.5       Statements.................................................................78
         Section 9.6       Right of Inspection; Access................................................79
         Section 9.7       Accounts Documentation.....................................................79
         Section 9.8       Specific Powers............................................................79

SECTION 10.                EFFECTIVE DATE; TERMINATION; COSTS.........................................80
         Section 10.1      Term.......................................................................80
         Section 10.2      Expenses and Additional Fees...............................................82
         Section 10.3      Survival of Agreement......................................................83
         Section 10.4      No Waiver; Cumulative Remedies.............................................84
         Section 10.5      Notices....................................................................84
         Section 10.6      Entire Agreement...........................................................84
         Section 10.7      Confidentiality............................................................84
         Section 10.8      Partial Invalidity.........................................................85
         Section 10.9      Headings...................................................................85
         Section 10.10     [Intentionally Omitted]....................................................85
         Section 10.11     Counterparts...............................................................85

SECTION 11.                JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW...............86
         Section 11.1......Governing Law; Choice of Forum; Service of Process;
                           Jury Trial Waiver..........................................................86
         Section 11.2      Waiver of Notices..........................................................87
         Section 11.3      Amendments and Waivers.....................................................87
         Section 11.4      Waiver of Counterclaims....................................................89
         Section 11.5      Indemnification............................................................89
         Section 11.6      Assignments; Participations................................................90
         Section 11.7      Successors and Assigns.....................................................92

SECTION 12.                THE AGENT..................................................................92
         Section 12.1      Appointment................................................................92
         Section 12.2      Nature of Duties...........................................................93
         Section 12.3      Delegation of Duties.......................................................94
         Section 12.4      Rights, Exculpation, Etc...................................................94
         Section 12.5      Reliance...................................................................94
         Section 12.6      Notice of Event of Default.................................................95
         Section 12.7      Credit Decision............................................................96
         Section 12.8      Indemnification............................................................96
         Section 12.9      CIT in its Individual Capacity.............................................96
         Section 12.10     Successor Agent............................................................97
         Section 12.11     Withholding Tax............................................................97
         Section 12.12     Collateral Matters.........................................................99
         Section 12.13     Agency for Perfection.....................................................100
         Section 12.14     [Intentionally Omitted]...................................................100
         Section 12.15     Concerning the Collateral and the Related Financing
                           Agreements................................................................100
         Section 12.16     Field Audit and Examination Reports; Disclaimer by
                           Lenders...................................................................101




====================================================================================================================
                                    EXHIBITS

==================================== ===============================================================================
Exhibit A                            Form of Assignment and Acceptance
==================================== ===============================================================================
Exhibit B                            Form of Revolving Credit Note
==================================== ===============================================================================
Exhibit C                            Form of Amended and Restated Letter of Credit
==================================== ===============================================================================
Exhibit D                            Form of Amended and Restated Trademark Collateral Assignment and Security
                                     Agreement
==================================== ===============================================================================
Exhibit E                            Form of Special Power of Attorney [Borrower]
==================================== ===============================================================================
Exhibit F                            Form of Amended Restated Collateral Assignment of Licenses
==================================== ===============================================================================
Exhibit G                            Form of Inventory Confirmation
==================================== ===============================================================================
Exhibit H                            Form of Amended and Restated Guarantee
==================================== ===============================================================================
Exhibit I-(1)                        Form of Amended and Restated General Security Agreement
==================================== ===============================================================================
Exhibit I-(2)                        Form of Amended and Restated Hypothec
==================================== ===============================================================================
Exhibit J                            Form of Amended and Restated Trademark Collateral Assignment and Security
                                     Agreement [Guarantor]
==================================== ===============================================================================
Exhibit K                            Form of Special Power of Attorney [Guarantor]
==================================== ===============================================================================
Exhibit L                            Form of Amended and Restated Collateral Assignment of Licenses [Guarantor]
==================================== ===============================================================================
Exhibit M                            Form of UCC-1 Financing Statement
==================================== ===============================================================================
Exhibit N                            Consent of Guarantors
====================================================================================================================
                                    SCHEDULES
==================================== ===============================================================================
Schedule 1.37                        List of Existing Letters of Credit
==================================== ===============================================================================
Schedule 1.61                        List of Real Property Subject to Existing Mortgages
==================================== ===============================================================================
Schedule 1.73                        Perry Ellis Licenses
==================================== ===============================================================================
Schedule 3.2(b)                      Letter of Credit Fees
==================================== ===============================================================================
Schedule 6.1(a)                      Jurisdictions of Qualification
==================================== ===============================================================================
Schedule 6.1(b)                      Subsidiaries
====================================================================================================================
                              SCHEDULES (continued)
==================================== ===============================================================================
Schedule 6.4(c)                      Permits
==================================== ===============================================================================
Schedule 6.6                         Chief Executive Office and Locations of Collateral
==================================== ===============================================================================
Schedule 6.7                         Existing Liens
==================================== ===============================================================================
Schedule 6.8                         Tax Returns
==================================== ===============================================================================
Schedule 6.9                         Pending Litigation
==================================== ===============================================================================
Schedule 6.12                        Employee Benefit Matters
==================================== ===============================================================================
Schedule 6.13                        Environmental Claims and Proceedings
==================================== ===============================================================================
Schedule 6.14                        Bank Accounts of Borrower and its Subsidiaries
==================================== ===============================================================================
Schedule 6.20                        Collective Bargaining Agreements
==================================== ===============================================================================
Schedule 6.21                        Corporate Name; Tradenames; Prior Transactions
==================================== ===============================================================================
Schedule 6.22                        Material Contract Defaults
==================================== ===============================================================================
Schedule 7.4                         Existing Indebtedness
==================================== ===============================================================================
Schedule 7.6                         Loans, Investments and Guarantees
==================================== ===============================================================================
Schedule 7.20(a)(ix)                 Collateral and Financial Reports
==================================== ===============================================================================
Schedule 8.1(g)                      Certain Perry Ellis Licenses
==================================== ===============================================================================

                                          AMENDED AND RESTATED
                                 REVOLVING CREDIT AND SECURITY AGREEMENT


         THIS AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT dated May 11, 1999 is entered into by and among SALANT CORPORATION, a Delaware corporation ("Borrower" as hereinafter further defined), the financial institutions from time to time parties hereto as lenders, whether by execution of this Agreement or an Assignment and Acceptance (individually, a "Lender" and collectively, the "Lenders" as hereinafter further defined) and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation ("CIT" as hereinafter further defined), in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the "Agent").


                                          W I T N E S S E T H:


         WHEREAS, CIT and Borrower entered into a Revolving Credit, Factoring and Security Agreement dated September 20, 1993 (as amended, modified or supplemented from time to time, the "Existing Agreement") pursuant to which CIT has made loans and provided other financial accommodations to Borrower; and

         WHEREAS, on December 29, 1998 Borrower filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code (as hereinafter defined) with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"); and

         WHEREAS, pursuant to an Interim Order and a Final Order of the Bankruptcy Court, dated December 29, 1998 and January 19, 1999, respectively, Authorizing Interim and Post-Petition Financing, Granting Senior Liens and Priority Administrative Expense, Modifying the Automatic Stay, and Authorizing Debtor to Enter into Agreements with The CIT Group/Commercial Services, Inc. and Authorizing the Assumption of the Existing Financing Agreements with Debtor, CIT and Borrower entered into debtor-in-possession financing arrangements under the Existing Agreement pursuant to which CIT continued to make loans and provide financial accommodations to Borrower as Debtor and Debtor-in-Possession; and

         WHEREAS, Borrower's First Amended Chapter 11 Plan of Reorganization dated February 3, 1999 (the "Plan") was confirmed by order of the Bankruptcy Court entered on April 16, 1999; and

         WHEREAS, in connection with implementation of the Plan and the satisfaction of Borrower's working capital requirements, Borrower has requested CIT to continue to make financial accommodations to Borrower and to extend, amend and restate the Existing Agreement pursuant to which Agent on behalf of Lenders will make loans and provide other financial accommodations to Borrower to fund the Plan and for working capital; and

         WHEREAS, CIT is willing to extend, amend and restate the Existing Agreement in its entirety and Lenders are willing to make loans and provide other financial accommodations to Borrower on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.        DEFINITIONS

         For the purposes of this Agreement and the other Financing Agreements, the following terms shall have the respective meanings given to them below:

         1.1 "Account Debtor" shall mean each debtor or obligor in any way obligated on or in connection with any Account.

          1.2 "Accounts" shall mean all present and future rights of Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

          1.3 "Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-hundredth (1/100) of one (1%) percent) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

         1.4 "Affiliate" shall mean, with respect to a specified Person, a partnership, corporation or any other person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten (10%) percent or more of any class of voting securities of such Person or other equity interests in such Person and (b) any Person of which such Person beneficially owns or holds ten (10%) percent or more of any class of voting securities or in which such Person beneficially owns or holds ten (10%) percent or more of the equity interests. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         1.5 "Agent Advances" shall have the meaning set forth in Section 12.12 hereof.
                   --------------

         1.6 "Assignment and Acceptance" shall mean an Assignment and Acceptance substantially in the form of Exhibit A attached hereto (with blanks appropriately completed) delivered to the Agent in connection with an assignment of a Lender's interest hereunder in accordance with the provisions of Section
11.6 below.

         1.7 "Bankruptcy Code" shall mean title 11 of the United States Code as enacted in 1978, as the same may have heretofore been or may hereafter be amended, recodified, modified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.8 "Bankruptcy Court" shall have the meaning set forth in the recitals hereto.

         1.9 "Blocked Accounts" shall have the meaning set forth in Section 9.1 hereof.
               ----------------

         1.10 "Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

         1.11 "Borrower" shall mean Salant Corporation, a Delaware corporation, and its successors and assigns.

         1.12 "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York, and a day on which the Lenders and Agent are open for the transaction of business.

         1.13  "Capital   Expenditures"   shall  mean,   for  any  Person,   all
expenditures for any fixed assets or improvements, or for replacements, substitutions or additions thereto, of such Person that under GAAP are capitalized and not expenses in the year in which they are incurred.

         1.14 "Capitalized Lease Obligations" shall mean any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purposes of this Agreement, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         1.15 "Capital Stock" shall mean any and all shares, interests, participations, or other equivalents (however designated) of corporate stock, partnership interests or limited liability company interests and any options or warrants with respect to any of the foregoing.

         1.16 "Cash Equivalents" shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within two (2) years from the date of acquisition thereof; (b) marketable direct obligations issued by any State of the United States of America or any political subdivision of any such State or any public instrumentality thereof maturing within two (2) years from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (c) commercial paper maturing no more than two (2) years from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (d) certificates of deposit or bankers' acceptances maturing within two (2) years from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any State thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000; (e) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (d) above; and (f) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (a) through (e) above.

         1.17 "CIT" shall mean The CIT Group/Commercial Services, Inc., a New York corporation, in its individual capacity, and its successors and assigns.

         1.18 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

        1.19  "Collateral" shall have the meaning set forth in Section 5 hereof.
               ----------

         1.20 "Collateral Access Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, from any lessor of premises to Borrower, or any other person to whom any Inventory is consigned or who has custody, control or possession of any Inventory or Equipment or is otherwise the owner or operator of any premises on which any Inventory or Equipment is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Agent (for itself and the ratable benefit of Lenders) in such Inventory or Equipment, agrees to waive any and all claims such lessor, consignee or other person may, at any time, have against such Inventory or Equipment, whether for processing, storage or otherwise, and agrees to permit Agent access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Agent's rights and remedies and otherwise deal with the Collateral.

         1.21  "Commitment" shall have the meaning set forth in Section 3.4 hereof.
                ----------

         1.22 "Commitment Percentage" shall mean, as to each Lender, the percentage of the Maximum Credit provided for hereunder represented by such Lender's Commitment. The Commitment Percentage of each Lender signing this Agreement is set forth on the signature pages hereto below each Lender's respective signature.

         1.23  "Confirmation Order" shall have the meaning set forth in Section
                4.1 hereof.
                ------------------

         1.24 "Consolidated Tangible Net Worth" shall mean, as of any date, stockholders' equity less the aggregate book value of intangible assets, all determined on a consolidated basis for Borrower and its Subsidiaries in accordance with GAAP.

         1.25 "Credit Facility" shall mean, collectively, the secured Loans and Letter of Credit Accommodations provided for hereunder and under the other Financing Agreements.

         1.26 "Effective Date" shall have the meaning set forth in the Plan.

         1.27 "Eligible Accounts" shall mean each of those Accounts that, at any
time  when  eligibility  is  to  be  determined,   meet  all  of  the  following
requirements:

                  (a) The Account complies in all material respects with all representations, warranties, covenants and other applicable provisions of this Agreement and the other Financing Agreements;

                  (b) The Account is due and payable not more than sixty (60) days from the date of the invoice evidencing such Account and is not more than sixty (60) days past due, or the Account is due and payable not more than ninety
(90) days from the date of the invoices evidencing such Account and is not more than thirty (30) days past due;

                  (c) In the case of an Account with respect to which Borrower has given terms of sale beyond 90 days from the date of the invoice, Borrower has obtained the prior written consent of Agent to such terms of sale and such Account is not more than 30 days past due;

                  (d) The Account is subject to the first perfected security interest of Agent and is not subject to any lien or security interest except as permitted by this Agreement;

                  (e) The goods, the sale of which gave rise to the Account, were at the time of sale not subject to any lien, except as permitted by this Agreement;

                  (f) The Account does not arise out of a guaranteed sale, sale or return, sale on approval, consignment sale or other kind of sale under which payment by the Account Debtor may be conditional or contingent;

                  (g) The Account does not arise from the sale to an Affiliate of the Borrower;

                  (h) The Account arises out of a sale to an Account Debtor whose chief executive office or principal place of business is located in the United States;

                  (i) The Account Debtor obligated on the Account is not the United States, a state or a political subdivision thereof or any department, agency or instrumentality of the United States, any state or political subdivision thereof, unless there has been compliance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727, et seq.) or any similar state or local law, if applicable;

                  (j) There is no contra relationship, setoff, counterclaim or dispute existing with respect to the invoice evidencing such Account and there are no other facts existing which would reasonably be expected to materially impair or delay the collectibility of all or any portion thereof;

                  (k) Borrower has delivered to Agent such documents as Agent may have requested pursuant to Section 9.7 hereof in connection with the Account and Agent shall have received verification of such Account, reasonably satisfactory to it, if sent to the Account Debtor obligated on such Account pursuant to Section 9.8 hereof;

                  (l) Except for Accounts arising from post-petition shipments to debtors-in-possession for which CIT is generally approving credit, the Account Debtor obligated on the Account has not filed a petition for relief under the Bankruptcy Code or any other bankruptcy or insolvency law and has not made an assignment for the benefit of creditors, no petition or other application for relief under the Bankruptcy Code or any other bankruptcy or insolvency law has been filed against the Account Debtor, the Account Debtor has not terminated or suspended its business operations in whole or material part, the Account Debtor has not suspended payment of its debts generally, has not become insolvent, and has not suffered a receiver or a trustee to be appointed for any of its assets or affairs;

                  (m) The Account is owing by a single Account Debtor (or a single group of affiliated Account Debtors) and less than fifty (50%) percent of the balance of all Accounts then owing by such Account Debtor (or affiliated Account Debtors) remains unpaid sixty (60) or more days after the due date thereof;

                  (n) The Account is not evidenced by chattel paper or
                      instruments;

                  (o) The Account, together with all other Accounts owing from the same Account Debtor does not represent more than twenty-five (25%) percent of all otherwise Eligible Accounts except that Accounts owing from each of Federated Department Stores, Inc., May Department Stores, Inc., The Marmaxx
Group or Dillard Department Stores, Inc., respectively, (or any of their respective Affiliates) do not each represent more than fifty percent (50%) of all otherwise Eligible Accounts. (Accounts excluded from Eligible Account solely by reason of this Section shall nevertheless be considered Eligible Accounts to the extent of the amount of such Accounts which does not exceed fifty percent (50%) of all otherwise Eligible Accounts owing from each of Federated Department Stores, Inc., May Department Stores, Inc., The Marmaxx Group or Dillard Department Stores, Inc. (or any of their respective Affiliates) or from any other Account Debtors twenty-five (25%) percent of all otherwise Eligible Accounts); and

                  (p) If the Account is an Account with respect to which payment is due more than ninety (90) days from the date of the invoice evidencing such Account, such Account together with all other Accounts with respect to which payment is due more than ninety (90) days from the date of the invoices evidencing such Accounts, does not represent more than twenty-five (25%) percent of all otherwise Eligible Accounts. (Accounts excluded from Eligible Accounts solely by reason of this Section shall nevertheless be considered Eligible Accounts to the extent of the amount of such Accounts which does not exceed twenty-five (25%) percent of all such Accounts.)

         Any account that is not an Eligible Account at any time shall nevertheless remain at all times part of the Collateral.

         1.28 "Eligible Inventory" shall mean that Inventory consisting of first quality finished goods held for resale in the ordinary course of business of Borrower and domestic raw materials (including linings) and work-in-process for:
(i) Perry Ellis Inventory; (ii) Private Line Inventory; (iii) neckwear and private label belts not sold under the Perry Ellis name; and (iv) through, but not after August 31, 1999, Borrowers Texas Apparel Division and Menswear
Division (excluding, in each case, such raw materials (including linings) and work-in-process held for more than six (6) months and excluding trim, resin, supplies and samples) that, at any time when eligibility is to be determined, meets all of the following requirements:

                  (a) Inventory that complies in all material respects with all representations, warranties, covenants and other applicable provisions of this Agreement and the other Financing Agreements;

                  (b) Inventory that is subject to the first perfected security interest of Agent and no other liens or security interests except as permitted by this Agreement;

                  (c)      Inventory that is merchantable and fit for sale;

                  (d)      Inventory that is not consigned to Borrower;

                  (e) Inventory that meets the following criteria (and all other requirements for Eligible Inventory):

                  Made for Sale
                  In Season Indicated                Eligibility

                  Spring Eligible through the last day of the September fiscal month of the year for which it was produced; ineligible thereafter.

                  Transition/Summer                  Eligible  through  the last
                                                     day of the December  fiscal
                                                     month of the year for which
                                                     it was produced; ineligible
                                                     thereafter.

                  Fall                               Eligible  through  the last
                                                     day  of  the  March  fiscal
                                                     month     of    the    year
                                                     subsequent  to the year for
                                                     which produced;  ineligible
                                                     thereafter.

                  Holiday                            Eligible  through  the last
                                                     day  of  the  June   fiscal
                                                     month     of    the    year
                                                     subsequent  to the year for
                                                     which produced;  ineligible
                                                     thereafter.

                  Notwithstanding the foregoing all childrenswear inventory is ineligible. All Non-Perry Ellis Inventory/Non-Private Line is ineligible after 8/31/99.

                  (f) Inventory that does not consist of packaging or shipping materials, except to the extent that packaging is included in finished goods;

                  (g)  Inventory  that  meets  all  standards   imposed  by  any
Governmental Authority having regulatory authority over such Inventory, its use or sale;

                  (h) Inventory that does not consist of bill and hold goods and/or defective goods; and

                  (i) Inventory located at premises in the United States that are owned or leased and operated by Borrower; provided; however, any Inventory which would otherwise be Eligible Inventory but for its failure to meet the requirements of clause (i) of this Section, as a result of its failure to be located at premises owned or leased and operated by Borrower, shall nevertheless be considered Eligible Inventory if Agent shall have received a Collateral Access Agreement from the holder of such Inventory or the owner and/or operator of such location, as the case may be.

Any Inventory that is not Eligible Inventory shall nevertheless be and remain at all times part of the Collateral.

         1.29 "Environmental Laws" shall mean all Federal, State and local laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to the business and facilities of Borrower and its Subsidiaries (whether or not owned by it or any of them), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous or toxic substances, materials or wastes. Such laws and regulations include, but are not limited to, the Resource Conservation and Recovery Act of 1976, as amended; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act; the Water Pollution Control Act of 1972; the Solid Waste Disposal Act; the Insecticide, Fungicide and Rodenticide Act; the Safe Drinking Water Act of 1974; the Toxic Substances Control Act, as amended; the Clean Water Act, as amended; the Clean Air Act, as amended; the Hazardous Materials Transportation Act, as amended; U.S. Department of Transportation and Environmental Protection Agency regulations; and applicable state counterparts to any of such laws and any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to the presence of or exposure to any Hazardous Materials.

         1.30 "Equipment" shall mean all of Borrower's now owned and hereafter acquired equipment and fixtures, of every kind and description, wherever located, including, without limitation, any and all machinery used in connection with the manufacture, sale, exchange or lease of goods or rendition of services, machinery, tooling, tools, telephone equipment, computers, computer hardware and related computer equipment and accessories (including software and records), vehicles, furniture, trade fixtures and fixtures, all attachments, components, parts, accessions and property now or hereafter affixed thereto, installed thereon or used in connection therewith, and all additions to and substitutions and replacements thereof and all existing and future leasehold interests in equipment and fixtures, wherever located, whether now owned or hereafter acquired and all licenses and other rights of Borrower relating thereto, whether in the possession and control of Borrower or in the possession and control of a third person for the account of Borrower and all claims to the proceeds of insurance thereon and all maintenance and warranty records relating thereto.

         1.31 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.32 "ERISA Affiliate" shall mean any person required to be aggregated with Borrower or any of its subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

         1.33 "Eurodollar Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Rate Loan, the rate of interest published in The Wall Street Journal, Eastern Edition, two business days prior to the first day of such Interest Period as the highest rate in the range of rates quoted for one, two or three month "London Late Eurodollars". In the event that The Wall Street Journal, Eastern Edition, is not published or such rate does not appear in The Wall Street Journal, Eastern Edition, the "Eurodollar Rate" shall be the rate determined by Agent to be the rate at which deposits in United States dollars are offered by the Reference Bank to first class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 a.m., New York City time, two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the principal amount of the Eurodollar Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         1.34 "Eurodollar Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

         1.35  "Event of Default" shall have the meaning set forth in Section
                8.1 hereof.
                ----------------

         1.36 "Existing Agreement" shall have the meaning set forth in the recitals hereto.

         1.37 "Existing Letters of Credit" shall mean, collectively, Letter of Credit Accommodations arranged for by Agent for the benefit of Borrower or its Subsidiaries under the Existing Agreement set forth on Schedule 1.37 hereto.

         1.38 "Financing Agreements" shall mean, collectively, this Agreement, together with all other agreements (including, without limitation, security agreements and mortgages), documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any other person, with, to or in favor of Agent or any Lender in connection herewith or related hereto, as this Agreement and such other agreements, documents or instruments now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms and conditions set forth herein and therein.

         1.39 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination.

         1.40 "General Intangibles" shall mean all of Borrower's general intangibles, rights, interests, choses in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or licensed or hereafter acquired or licensed, including, without limitation, corporate or other business records, loans and other obligations receivable, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, royalties, leasehold interests in real and personal property, rights under any future contracts, customer lists, supplier contracts, firm sale orders, partnerships and joint ventures, other contracts and contract rights, federal, state and local tax refund claims of all kinds, duty refund claims of all kinds, rights to indemnification, reversionary, beneficial, and residual interests in trusts.

         1.41 "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         1.42 "Guarantees" shall have the meaning set forth in Section 5.2(a) hereof.
                ----------

         1.43 "Guarantors" shall mean Clantexport Inc., a New York corporation, Denton Mills, Inc., a Delaware corporation, Frost Bros. Enterprises, Inc., a Texas corporation, SLT Sourcing, Inc., a New York corporation, Vera Licensing, Inc., a Nevada corporation, Vera Linen Manufacturing, Inc., a Delaware corporation, J.J. Farmer Clothing Inc., a Canadian corporation, and Salant Canada Inc., a Canadian corporation, and each of their respective successors and assigns.

         1.44  "Guarantor Collateral" shall have the meaning set forth in
                Section 5.2 (c) hereof.
                --------------------

         1.45 "Hazardous Materials" shall mean any hazardous or toxic substances or materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or other substances, materials, or wastes that are or became regulated under any Environmental Laws (including, without limitation, any that are or become classified as hazardous or toxic under any Environmental Laws.)

         1.46 "Indebtedness" shall mean, as to any Person, without duplication, any liability in respect of (a) all indebtedness of such Person for money borrowed (including all indebtedness evidenced by notes, bonds, debentures or other securities); (b) reimbursement obligations relating to letters of credit or similar documents or instruments issued for the account of such Person and drawn upon; (c) the balance deferred and unpaid of the purchase price of any property or services (except accounts payable to trade creditors created, assumed or guaranteed by such Person in the ordinary course of business in connection with obtaining materials or services); (d) all indebtedness incurred by such Person in the acquisition (whether by way of purchase, merger, consolidation or otherwise) of any business, real property or other assets (except assets, other than capital assets, acquired in the ordinary course of the conduct of the acquirer's business); (e) Capitalized Lease Obligations of such Person (f) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (g) guarantees by such Person of indebtedness or obligations described in clauses (a), (b), (c), (d), (e), or (f) of any Person and (h) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligations or guarantees. Indebtedness shall not include (i) any liability for accounts payable or accrued expenses incurred in the ordinary course of business and owed or owing by the Person; (ii) any liability for state, local or other taxes owed or owing by the Person; or (iii) obligations of the Person to employees in respect of stock appreciation rights or (iv) obligations of Borrower under its employment agreement with Mr. Michael Setola in effect on the Effective Date.

         1.47 "Interest Period" shall mean, for any Eurodollar Rate Loan, a period of approximately one (1), two (2), or three (3) months duration as Borrower may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrower may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

         1.48 "Interest Rate" shall mean as to Prime Rate Loans, a rate of one quarter (.25%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of two and one-quarter (2.25%) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that; the Interest Rate shall be one-half (.50%) percent in excess of the Prime Rate, with no Eurodollar Rate option, if on the date of this Agreement, after giving effect to the consummation of the Plan, but prior to the making of any Loans or Letter of Credit Accommodations, the aggregate amount of Loans and Letter of Credit Accommodations available to Borrower under the Lending Formulas prior to the making of any Loans or Letter of Credit Accommodations is less than $38,000,000; provided, further, that the Interest Rate shall be increased by one and one-half (1.50%) in excess of the Interest Rate otherwise payable, at Agent's option, without notice, (a) for the period on and after (i) the date of termination or non-renewal hereof and until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower), or (ii) the date of the occurrence of any Event of Default and for so long as such Event of Default is continuing and (b) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Agent's knowledge or consent and whether made before or after an Event of Default).

         1.49 "Interest Rate Protection Obligations" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

         1.50 "Inventory" shall mean all of Borrower's inventory, of every kind and description, now or hereafter owned or acquired by or in the custody or possession, actual or constructive, of, Borrower, wherever located, including, without limitation, all raw materials, work-in-process, and finished inventory of any kind, nature or description, including, without limitation, men's, women's and children's apparel and accessories and any other personal property held for sale, exchange or lease or furnished or to be furnished under a contract of service or an exchange arrangement or used or consumed in the business or in connection with the manufacturing, packing, shipping, advertising, selling or finishing of such goods, inventory, merchandise and other personal property, and all names or marks affixed to or to be affixed thereto for purposes of selling the same by the seller, manufacturer, lessor or licensor thereof and all right, title and interest therein and thereto, wherever located, whether now owned or hereafter acquired.

         1.51 "Lenders" shall mean the financial institutions who are signatories hereto as lenders and other persons made a party to this Agreement as lenders in accordance with Section 11.6 hereof, and their respective successors and assigns.

         1.52 "Lending Formulas" shall mean the percentages set forth in Section
3.1 hereof, subject to the limits set forth therein, with respect to Eligible Accounts and Eligible Inventory.

         1.53 "Letter of Credit Accommodations" shall mean with respect to the Credit Facility, the letters of credit or other guaranties which are from time to time either (a) issued or opened by Agent for the account of Borrower or any Obligor or (b) with respect to which Agent or any Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by Borrower of its obligations to such issuer (including, without limitation, the Existing Letters of Credit).

         1.54 "Letter of Credit Facility Limit" shall mean $35,000,000, plus $2,250,000 for the PBGC L/C.
                -------------------------------

         1.55 "Loans" shall mean the loans made to or for the benefit of Borrower by Lenders or, at Agent's option, by Agent for the ratable account of Lenders, on a revolving basis (involving advances, repayments and readvances) as set forth in Section 3.1 hereof.

         1.56 "Lock Box Agreement" shall have the meaning set forth in Section 9.1(a) hereof.
                ------------------

         1.57 "Majority Lenders" shall mean, as of any date of determination thereof, Lenders holding more than fifty (50%) percent of the aggregate outstanding principal amount of Loans and outstanding Letter of Credit Accommodations, or, if there are no Loans or Letter of Credit Accommodations outstanding, then such term shall mean Lenders having aggregate Commitment Percentages of more than fifty (50%) percent.

         1.58 "Material  Adverse Effect" shall mean a material adverse effect on
(a) the condition (financial or otherwise), business, performance, operations or properties of Borrower; (b) the legality, validity or enforceability of this Agreement or any of the other Financing Agreements; (c) the legality, validity, enforceability, perfection or priority of the security interests and liens of Agent or any Lender upon the Collateral or any other property which is security for the Obligations; (d) the Collateral or any other property which is security for the Obligations taken in their entirety, or the value of the Collateral or such other property taken in their entirety; (e) the ability of Borrower to repay the Obligations or of Borrower to perform its obligations under this Agreement or any of the other Financing Agreements; or (f) the ability of Agent or any Lender to enforce the Obligations or realize upon the Collateral solely with respect to the rights and remedies of Agent or any Lender under this Agreement or any of the other Financing Agreements.

         1.59 "Material Contract" shall mean any contract or other arrangements (other than the Financing Agreements), whether written or oral, to which Borrower or its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could be reasonably expected to have a Material Adverse Effect.

         1.60 "Maximum Credit" shall mean $85,000,000.

         1.61 "Mortgages" shall mean, individually and collectively, the deeds of trust, mortgages and other security agreements with respect to the Real Property listed on Schedule 1.61 hereto, as the same now exist or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.62 "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) rebates, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

         1.63 "Net Cash Proceeds" shall mean (a) proceeds received by Borrower in cash or Cash Equivalents from the sale, assignment or other disposition of any of its assets or property (other than sales of Inventory in the ordinary course of business), net of payments of Indebtedness secured by such assets or properties (including any fees or prepayment penalties required to be paid as a result of such sale, assignment or other disposition) and the reasonable cash costs of sale, assignment or other disposition, provided, that, evidence of such costs reasonably satisfactory to Agent is provided to Agent upon Agent's request; (b) proceeds of insurance in cash or Cash Equivalents on account of the loss of or damage to any such assets or property, and payments of compensation in cash or Cash Equivalents for any such assets or property taken by condemnation or eminent domain; and (c) proceeds received after the date hereof by Borrower or any of its Subsidiaries in cash or Cash Equivalents from (i) the issuance of any Capital Stock by Borrower or any other additions to the equity of Borrower (other than retained earnings) or any contributions to capital of Borrower or (ii) issuance of any Indebtedness by Borrower, in each case net of reasonable underwriting discounts and commissions and reasonable costs incurred in connection with such transaction; provided, that, evidence of such costs reasonably satisfactory to Agent is provided to Agent upon Agent's request.

         1.64 "Non-Perry Ellis/Non-Private Line Eligible Inventory" shall mean all Eligible Inventory other than Perry Ellis Eligible Inventory and Private Line Eligible Inventory.

         1.65 "Obligations" shall mean any and all Loans, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower and/or any Obligor to Agent or any Lender, including principal, interest, charges, fees, costs and expenses, including, but not limited to, reasonable attorney's fees and disbursements, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under or in connection with the Existing Agreement, this Agreement, any of the other Financing Agreements or by operation of law in connection therewith, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement, after the commencement of any case with respect to Borrower or any Obligor under the Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated or secured and expressly including all indebtedness of Borrower to CIT as a Lender on accounts arising from the sale of goods or services purchased by Borrower from any Person whose accounts are factored or financed by CIT.

         1.66 "Obligor" shall mean any guarantor, endorser, acceptor, surety, or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

         1.67 "Participant" shall mean any financial institution that acquires and holds participation in the interest of any Lender in any of the Loans and Letter of Credit Accommodations in conformity with the provisions of Section
11.6 of this Agreement governing participations.

         1.68 "Payment Account" shall have the meaning set forth in Section 9.1 hereof.
                ---------------

         1.69 "PBGC L/C" shall mean the letter of credit issued in accordance with Section 3(a) of that certain agreement between Borrower and the Pension Benefit Guaranty Corporation entered into in connection with the Plan.

         1.70  "Permits" shall have the meaning set forth in Section 6.4 hereof.
                -------

         1.71 "Perry Ellis Inventory" shall mean Inventory subject to any license agreement between Perry Ellis International Inc. and Borrower, including, without limitation, Inventory bearing any trademark licensed to Borrower by Perry Ellis International Inc.

         1.72 "Perry Ellis Eligible Inventory" shall mean (i) Eligible Inventory subject to any license agreement between Perry Ellis International Inc. and Borrower including, without limitation, Eligible Inventory bearing any trademark licensed to Borrower by Perry Ellis International Inc. and Eligible Inventory consisting of domestic raw materials and work-in-process for Perry Ellis Inventory and (ii) Eligible Inventory consisting of neckwear and private label belts not sold under the Perry Ellis name.

         1.73 "Perry Ellis Licenses" shall mean the licensing agreements and the settlement agreements relating thereto between Borrower and Perry Ellis International, Inc. as set forth on Scheduled 1.73 hereto and any such license agreements or settlement agreements entered into after the date of this Agreement as the same may from time to time be amended, restated, modified, supplemented, renewed, extended or replaced in accordance with the terms thereof.

         1.74 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.75 "Plan" shall have the meaning set forth in the recitals hereto.

         1.76 "Prime Rate" shall mean the rate from time to time publicly announced by The Chase Manhattan Bank, or its successors as its prime rate, whether or not such announced rate is the best rate available at such bank, calculated on the basis of a three hundred sixty (360) day year and actual days elapsed, which rate shall increase or decrease by an amount equal to each increase or decrease effective on the date of the change in such prime rate. The Prime Rate is one of several base rates that serve as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of The Chase Manhattan Bank's rates.

         1.77 "Private Line" and "Private Line Inventory" shall mean Inventory made and held for any of Borrower's private line and all non-Perry Ellis designer programs.

         1.78 "Private Line Eligible Inventory" shall mean Eligible Inventory made and held for any of Borrower's private line and all non-Perry Ellis designer programs.

         1.79 "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Commitments, as adjusted from time to time in accordance with the provisions of Section 11.6 hereof, provided, that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender's Loans and its interest in the Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Loans and Letter of Credit Accommodations.

         1.80 "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether federal, state or local, and whether foreign or domestic, that are paid or payable by any Person and its Subsidiaries in respect of such fiscal year on a consolidated basis in accordance with GAAP.

         1.81 "Real Property" shall mean all now owned real property of Borrower and, to the extent Borrower is required to grant Agent a mortgage, for the ratable benefit of Lenders, on hereafter acquired real property pursuant to
Section 7.25 hereof, hereafter acquired real property of Borrower, including, leasehold interests, together with all buildings, structures, fixtures and other improvements relating thereto, and all licenses, easements and appurtenances relating thereto, wherever located, including, without limitation, the real property and related assets of Borrower more particularly described in the Mortgages.

         1.82 "Records" shall mean all of Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other person).

         1.83 "Reference Bank" shall mean The Chase Manhattan Bank or such other bank as Agent may designate from time to time.

         1.84  "Register" shall have the meaning set forth in Section 11.6 hereof.
                --------

         1.85 "Renewal Date" shall have the meaning set forth in Section 10.1 hereof.
                ------------

        1.86  "Report" shall have the meaning set forth in Section 12.16 hereof.
               ------

         1.87 "Revolving Credit Notes" shall mean the promissory notes issued by Borrower in favor of each Lender evidencing the Obligations of Borrower to each Lender with respect to the Loans made by or on behalf of Lenders with each such note being in a principal amount of up to the respective Lender's Commitment.

         1.88 "Senior Note Indenture" shall mean the Indenture, dated September 20, 1993, as amended, by and between Borrower and the Senior Note Trustee pursuant to which the Senior Notes were issued.

         1.89 "Senior Notes" shall mean, individually and collectively, each and all of the 10 1/2% Senior Secured Notes due December 31, 1998.

         1.90 "Senior Note Trustee" shall mean Bankers Trust Company, and its successors and assigns, and any replacement or other trustee under the Senior
Note Indenture.

         1.91 "Subsidiary" or "subsidiary" shall mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly, by Borrower, any subsidiary of Borrower, or any subsidiary of such subsidiary.

         1.92  "Termination  Date"  shall have the  meaning set forth in Section
10.1 hereof.

         1.93  "Tradename"  shall  have the  meaning  set forth in  Section  7.1 hereof.

         1.94 "Value" or "value" shall mean, as determined by Agent, with respect to the Inventory, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP or (b) market value, as determined in good faith by Agent.

         1.95 "Wholly-Owned Subsidiary" shall mean any Subsidiary of such Person to the extent all of the Capital Stock or other ownership interests in such Subsidiary (other than (a) directors' qualifying shares and (b) an immaterial interest owned by other Persons solely to comply with applicable law) is owned directly or indirectly by such Person or a Wholly-Owned Subsidiary of such Person.

         All accounting terms used in this Agreement which are not specifically defined herein shall be construed in accordance with GAAP consistently applied, except as otherwise stated herein. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. All terms used herein which are not specifically defined herein which are defined or used in the Uniform Commercial Code as in effect in the State of New York (the "UCC") shall have the meanings as defined or used in the UCC. For purposes of this Agreement, unless the context otherwise requires, all other terms hereinbefore or hereinafter defined, including but not limited to those terms defined in the recitals hereto, shall have the meanings herein assigned to such terms. All references to Borrower and other Persons pursuant to the definitions set forth in the recitals hereto or otherwise herein shall include their respective successors and assigns. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural. The words "ratable" or "ratably" or words of similar import when used in this agreement shall refer to a sharing or allocation based on the respective Pro Rata Shares of Lenders.


         SECTION 2. ACKNOWLEDGEMENT AND RESTATEMENTSECTION

     Section 2.1 Existing  Obligations.  Borrower hereby acknowledges,  confirms and agrees that Borrower is indebted to CIT for loans to Borrower under the Existing Agreement, as of the close of business on May 10, 1999, in the approximate aggregate principal amount of ($14,459,062) (i.e. credit balance), plus the approximate aggregate amount of $24,917,015 in respect of Existing Letters of Credit, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrower to CIT, without defense, offset or counterclaim of any kind, nature or description whatsoever.

         Section 2.2       Acknowledgement of Security Interests
                           -------------------------------------
*
     (a) Borrower hereby acknowledges, confirms and agrees that CIT has, and that Agent, for the ratable benefit of CIT and the other Lenders, shall continue to have, a security interest in and lien upon the Collateral (as defined in the Existing Agreement) heretofore granted to CIT pursuant to the Existing Agreement to secure the Obligations, as well as any Collateral granted to or held by Agent or any Lender under this Agreement or any of the other Financing Agreements. CIT hereby assigns to Agent, and Agent, for the ratable benefit of CIT and the other Lenders, hereby accepts from CIT, all of CIT's liens upon and security interests in the Collateral (as defined in the Existing Agreement).

     (b) The liens and security interests of Agent, for itself and the ratable benefit of Lenders, in the Collateral shall be deemed continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests, whether under the Existing Agreement, this Agreement or any of the other Financing Agreements.

     Section 2.3 Acknowledgement of Existing Agreement. Borrower hereby acknowledges, confirms and agrees that: (a) the Existing Agreement has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and (b) the agreements and obligations of Borrower contained in the Existing Agreement constitute the legal, valid and binding obligations of Borrower enforceable against it in accordance with their respective terms and Borrower has no valid defense to the enforcement of such obligations.

         Section 2.4 Restatement. Except as otherwise stated in Section 2.2 hereof and this Section 2.4, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Agreement are hereby amended and restated in their entirety, and as so amended and restated are replaced and superseded by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement and the other Financing Agreements, except that nothing herein or in the other Financing Agreements shall impair or adversely affect the continuation of the liability of Borrower for its Obligations heretofore incurred to Agent or any Lender. The amendment and restatement contained herein shall not, in any manner, be construed to constitute the payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness or any other obligations or liabilities of Borrower evidenced by or arising under the Existing Agreement, and the liens and security interests securing such Indebtedness and such other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released.

         Section 2.5 Release. Borrower and each of the Guarantors, for itself and its successors and assigns, does hereby remise, release, discharge and hold Agent and each Lender, its officers, directors, agents and employees and their respective predecessors, successors and assigns harmless from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which Borrower or its successors or assigns has had or may now or hereafter claim to have against Agent or any Lender or its officers, directors, agents and employees and their respective predecessors, successors and assigns in any way arising from or connected with the Existing Agreement or the arrangements set forth therein or transactions thereunder up to and including the date hereof.


         SECTION 3.        CREDIT FACILITYSECTION 3. CREDIT FACILITY

         Section 3.1       LoansSection 3.1 Loans.

                  (a) Subject to and upon the terms and conditions contained herein, each of the Lenders severally (and not jointly) agrees to fund its Pro Rata Share of the Loans from time to time requested by Borrower up to an amount at any one time outstanding equal to the sum of:

                           (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts, plus

                           (ii)     the lesser of:
                                    A.      the sum of:
                                    (1)     (i) sixty percent (60%) of the Value
                                            of Perry Ellis  Eligible  Inventory,
                                            plus  (ii) the  lesser  of (x) sixty
                                            percent   (60%)  of  the   Value  of
                                            Private Line Eligible  Inventory and
                                            (y)  $5,000,000,  and not to  exceed
                                            $1,000,000  in the  aggregate at any
                                            time  outstanding  with  respect  to
                                            domestic    raw     materials    and
                                            work-in-process    attributable   to
                                            Eligible Inventory described in this
                                            clause  (1) and  clause  (2)  below,
                                            plus

                                    (2)     fifty  percent  (50%)  of  Non-Perry
                                            Ellis/Non-Private    Line   Eligible
                                            Inventory   through  and   including
                                            August  31,  1999 and  zero  percent
                                            (0%)   thereafter,   not  to  exceed
                                            $4,000,000  at any time  outstanding
                                            from the  date  hereof  through  and
                                            including    June   30,   1999   and
                                            $1,000,000  at any time  outstanding
                                            from  July  1,  1999   through   and
                                            including   August  31,  1999,  and,
                                            subject to the foregoing limitations
                                            in this  clause  (2),  not to exceed
                                            $1,000,000  in the  aggregate at any
                                            time  outstanding  with  respect  to
                                            domestic    raw     materials    and
                                            work-in-process    attributable   to
                                            Eligible Inventory described in this
                                            clause (2) and clause (1) above, or

                           B.       (1)     from  the date of this  Agreement
                                            to,  but not  including,  the  first
                                            anniversary of this Agreement,
                                            $25,000,000,

                                    (2)     from,  and   including,   the  first
                                            anniversary  of this  Agreement  to,
                                            but  not   including,   the   second
                                            anniversary   of   this   Agreement,
                                            $27,500,000, and

                                    (3)     on and after the second anniversary
                                            of this Agreement, $30,250,000.

Borrower may from time to time borrow, repay and reborrow Loans in accordance with the terms hereof.

                  (b) The Loans shall be (i) evidenced by Revolving Credit Notes duly executed and delivered by Borrower to each Lender, (ii) repaid, together with interest and other amounts, in accordance with this Agreement, the Revolving Credit Notes and the other Financing Agreements and (iii) secured by the Collateral. A Revolving Credit Note for each Lender, duly authorized, executed and delivered by Borrower, shall be delivered by Borrower to Agent on the date of the execution and delivery of this Agreement.

                  (c) Except in Agent's discretion with the consent of all of the Lenders, notwithstanding anything to the contrary contained in Section 3.1(a) above, but subject to Section 3.5(a) below, the aggregate principal amount of the Loans and the Letter of Credit Accommodations shall not exceed the Maximum Credit.

                  (d) Notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, at the request of Borrower, Agent may, as it may deem necessary or advisable in its discretion, subject to the Maximum Credit, from time to time make Loans and Letter of Credit Accommodations to Borrower on behalf of Lenders in excess of the aggregate amount available under the Lending Formulas ("Overadvance"), which Overadvance shall be repayable to Agent on demand, provided, that: (a) the aggregate amount of any such Overadvance which Agent may make without the consent of all of the Lenders shall not exceed the lesser of (x) ten (10%) percent of the aggregate amount available at the time under the Lending Formulas without reduction for Loans and Letter of Credit Accommodations then outstanding, or (y) $2,500,000 in the aggregate outstanding at any time, and (b) without the consent of all of the Lenders, Agent shall not make any such additional Loans or Letter of Credit Accommodations for more than sixty (60) days from the date of the first such additional Loans or Letter of Credit Accommodations in respect of such Overadvance. Each Lender shall be obligated to pay Agent the amount of its Pro Rata Share of any such additional Loans or Letter of Credit Accommodations provided that Agent is acting in accordance with the terms of this Section 3.1(f).

          Section 3.2      Letter of Credit AccommodationsSection
                           --------------------------------------

                  (a) Subject to and upon the terms and conditions contained herein, at the request of Borrower, Agent agrees, for the ratable risk of each Lender according to its Pro Rata Share, to provide or arrange for Letter of Credit Accommodations for the account of Borrower containing terms and conditions acceptable to Agent and the issuer thereof. Letter of Credit Accommodations for the purchase of Inventory shall be made only for the purchase of Eligible Inventory. Any payments made by Agent, for the ratable risk of each Lender according to its Pro Rata Share, to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute additional Loans to Borrower pursuant to this Section 3.2(a).

                  (b) In addition to any customary charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Agent, for the ratable benefit of Lenders, letter of credit fees as set forth on Schedule 3.2(b) hereto. All letter of credit fees shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fees shall survive termination or non-renewal of this Agreement.

                  (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations the amount of the Loans available to Borrower (subject to the Maximum Credit) are equal to or greater than (i) if the proposed Letter of
Credit Accommodation is for the purpose of purchasing Eligible Inventory consisting of finished goods, an amount equal to the percentage equal to one hundred percent (100%) minus the then applicable percentage set forth in Section 3.1(a)(ii)A(1) above multiplied by the face amount of such Letter of Credit Accommodation; and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred percent (100%) of the face amount thereof. Effective on the issuance of each Letter of Credit Accommodation, a reserve shall be established in the applicable amount set forth in, and computed in accordance with, Section 3.2(c)(i) or Section 3.2(c)(ii).

                  (d)   Except  in  Agent's   discretion,   the  amount  of  all
outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Agent or any Lender in connection therewith shall not at any time exceed $35,000,000, plus $2,250,000 for the PBGC L/C. At any time an Event of Default exists or has occurred and is continuing, upon Agent's request, Borrower shall either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Agent, for the ratable benefit of Lenders, for the Letter of Credit Accommodations, and in either case, the Loans otherwise available to Borrower shall not be reduced as provided in Section 3.2(c) to the extent of such cash collateral.

                  (e) Borrower shall indemnify and hold Agent and Lenders harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Agent or any Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including, but not limited to, any losses, claims, damages, liabilities, costs and expenses due to any action taken by or an error or omission by any issuer or correspondent with respect to any Letter of Credit Accommodation, except resulting from the gross negligence or wilful misconduct of Agent or any Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction. Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower's agent. Borrower assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder, except resulting from the gross negligence or wilful misconduct of Agent or any Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction. Borrower hereby releases and holds Agent and Lenders harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, except resulting from the gross negligence or wilful misconduct of Agent or any Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction. The provisions of this Section 3.2(e) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

                  (f) Nothing  contained  herein shall be deemed or construed to grant Borrower any right or authority to pledge the credit of Agent or any Lender in any manner. Agent and Lenders shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Agent, unless Agent has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower shall be bound by any interpretation made in good faith by Agent, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower. Agent shall have the sole and exclusive right and authority to, for the ratable benefit of Lenders, and Borrower shall not, at any time an Event of Default exists or has occurred and is continuing, (i) approve or resolve any questions of non-compliance of documents, (ii) give any instructions as to acceptance or rejection of any documents or goods or (iii) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders. At all times, Borrower shall not, without the prior written consent of Agent, grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents or agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Agent may take such actions either in its own name or in Borrower's name.

                  (g) Any rights, remedies, duties or obligations granted or undertaken by Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower to Agent, for the ratable benefit of Lenders. Any rights, remedies duties or obligations undertaken by Agent to any issuer or correspondent in any application for any Letter of Credit
Accommodation, or any other agreement by Agent in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower to Agent, for the ratable benefit of Lenders, and to apply in all respects to Borrower.

         Section 3.3 Reserves. Agent may, in its discretion, from time to time, establish a reserve reducing the amount of Loans and Letters of Credit otherwise available to Borrower under the Lending Formulas if Agent determines in good faith that the dilution with respect to Accounts for any twelve month period immediately preceding or at any time from and after the date hereof (based on the ratio of (a) the aggregate amount of chargebacks, returns, allowances, credits issued by Borrower against Accounts (excluding credits evidencing inter-company transfers) and write-offs which reduce the amount of Accounts to
(b) the aggregate amounts of Accounts) exceeds 15%. In the event that said dilution exceeds 15% (such excess, the "Excess Dilution Percentage"), Agent may establish a reserve in an amount equal to the Excess Dilution Percentage but in no event to exceed 15%, of the amount of Accounts from time to time outstanding.

     Section 3.4 Commitments. The aggregate amount of each Lender's share of the Loans and Letter of Credit Accommodations shall not exceed the amount set forth below such Lender's signature on the signature pages hereto, as the same may from time to time be amended with the written acknowledgment of Agent in connection with the Assignment and Acceptance executed and delivered to evidence permitted assignments by any Lender as provided in Section 11.6 hereof. Such amount for each Lender is referred to herein as such Lender's "Commitment".

         Section 3.5  Mandatory Prepayments
                  (a) In the event that the outstanding amount of any component of the Loans or the outstanding aggregate amount of the Loans and Letter of Credit Accommodations exceeds the amounts available under the Lending Formulas, the sublimit for Letter of Credit Accommodations set forth in Section 3.2(d) or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Agent and Lenders in that circumstance or on any future occasions and Borrower shall, upon demand by Agent, which may be made at any time or from time to time, immediately repay to Agent, for the ratable benefit of Lenders, the entire amount of any such excess(es) for which payment is demanded, or in the case of Letter of Credit Accommodations, provide cash collateral to Agent (for itself and the ratable benefit of Lenders) in such amount.

                  (b) Immediately after the receipt by Borrower or any of its Subsidiaries of any Net Cash Proceeds on account of (i) the sale, assignment or other disposition of assets of Borrower or any of its Subsidiaries (other than
(A) sales of Inventory in the ordinary course of Borrower's and its Subsidiaries' business, or (B) so long as no Event of Default exists or has occurred, sales of worn-out or obsolete Equipment to the extent permitted under
Section 7.14 in the aggregate amount of up to $750,000 for all such sales of such Equipment), or (ii) the loss of or damage to all or any portion of the assets of Borrower or any of its Subsidiaries, Borrower shall absolutely and unconditionally, without notice or demand, make a payment to Agent, for the ratable benefit of Lenders, as a mandatory prepayment of the then outstanding principal amount of the Loans, in an amount equal to one hundred (100%) percent of all such Net Cash Proceeds, provided, that, Borrower or such Subsidiary shall not be required to make such mandatory prepayment with the proceeds of sales of worn-out or obsolete Equipment as provided in clause (i) above prior to an Event of Default, so long as all of such proceeds are used within one hundred twenty
(120) days after the date of receipt thereof to purchase new Equipment free and clear of any security interest, lien, claim or other encumbrance.

                  (c) All such payments in respect of the Loans pursuant to this
Section 3.5 shall be without premium or penalty. All interest accrued on the principal amount of the Loans paid pursuant to this Section 3.5 shall be paid, or may be charged by Agent to the loan account(s) of Borrower, at Agent's option, on the date of such payment.

          Section 3.6  Interest
                  (a) Borrower shall pay to Agent, for the ratable benefit of Lenders, interest on the outstanding principal amount of the Loans and other non-contingent Obligations at the Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof shall be payable on demand.

                  (b) Borrower may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrower shall specify the amount of the Prime Rate Loans which will constitute Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans. Subject to the terms and conditions contained herein, three (3) Business Days after receipt by Agent of such a request from Borrower, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, as of such date each of the following conditions is satisfied as determined by Agent: (i) no Event of Default has occurred and is continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, (iii) Borrower shall have complied with such customary procedures as are established by Agent and specified by Agent to Borrower in writing from time to time for requests by Borrower for Eurodollar Rate Loans, (iv) no more than three (3) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (vi) Agent shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Agent through the Reference Bank and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrower. Any request by Borrower to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Agent, Lenders and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent, Lenders and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

                  (c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Agent has received and approved a request to continue such Eurodollar Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Agent's option, upon notice by Agent to Borrower, convert to Prime Rate Loans in the event that (i) an Event of Default has occurred and is continuing, (ii) this Agreement shall terminate or not be renewed, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans or existing
Eurodollar Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed either (A) the aggregate principal amount of Loans then outstanding, or (B) Loans then available to Borrower under this Section 3 hereof. Borrower shall pay to Agent, for the ratable benefit of Lenders, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lenders, the Reference Bank or any Participant for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

                  (d) All interest shall be payable by Borrower to Agent, for the ratable benefit of Lenders, monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Agent exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

     Section 3.7 Unused Line Fee. Borrower shall pay to Agent, for the ratable benefit of Lenders, monthly an unused line fee at a rate equal to one-quarter of one percent (.25%) per annum calculated upon the amount by which the Maximum Credit exceeds the average daily principal balance of the outstanding Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect, which fee shall be payable on the first day of each month in arrears.

         Section 3.8 Collateral Management FeeSection 3.8 Collateral Management Fee. Borrower shall pay to Agent monthly, for its own account, a collateral management fee in an amount equal to $8,333 for each month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

     Section 3.9 Agency Fee. Borrower shall pay to Agent, for its own account, an agency fee in an amount equal to $100,000 on each of the first and second anniversary of the dates of this Agreement for acting as Agent and administering the Credit Facility for the benefit of Borrower and Lenders.

         Section  3.10  Changes  in  Laws  and  Increased   Costs  of  Revolving
LoansSection 3.10 Changes in Laws and Increased Costs of Revolving Loans.

                  (a) Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Agent to Borrower, convert to Prime Rate Loans in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Agent, any Lender, Reference Bank or any Participant to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) shall result in the increase in the costs to Agent, Lenders, Reference Bank or any Participant of making or maintaining any Eurodollar Rate Loans by an amount reasonably deemed by Agent to be material, or (C) reduce the amounts received or receivable by Agent, for the ratable benefit of Lenders, in respect thereof, by an amount reasonably deemed by Agent to be material or (ii) the cost to Agent, Lenders, Reference Bank or any Participant of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount reasonably deemed by Agent to be material. Borrower shall pay to Agent, for the ratable benefit of Lenders, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lenders, the Reference Bank or any Participant for any loss (including loss of anticipated profits), cost or expense incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Agent setting forth the basis for the determination of such amount necessary to compensate Agent as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error.

                  (b) If any payments or prepayments in respect of the Eurodollar Rate Loans are received by Agent other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 9.1 or any other payments made with the proceeds of Collateral, Borrower shall pay to Agent upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lenders, the Reference Bank or any Participant for any additional loss (including loss of anticipated profits), cost or expense incurred by such person as a result of such prepayment or payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain such Eurodollar Rate Loans or any portion thereof.

         Section 3.11 Authorization to Make Loans and Provide Letter of Credit AccommodationsSection 3.11 Authorization to Make Loans and Provide Letter of Credit Accommodations. Agent, for the ratable benefit of Lenders, is authorized to make the Loans and provide the Letter of Credit Accommodations for the account and risk of Lenders based upon telephonic or other instructions received from anyone purporting to be an officer of Borrower or other authorized person or, at the discretion of Agent, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested Loan is to be made or Letter of Credit Accommodation established (which day shall be a Business Day) and the amount of the requested Loan and Letter of Credit Accommodation. Requests received after 11:00 a.m. New York City time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrower when deposited to the credit of Borrower or otherwise disbursed or established in accordance with the instructions of Borrower or in accordance with the terms and conditions of this Agreement.

         Section 3.12   Settlement Procedures.

                  (a) Notwithstanding any other provision of this Agreement, and in order to administer the Credit Facility in an efficient manner and to reduce the number of fund transfers between Lenders and Agent, Borrower, Lenders and Agent agree that Agent may (but shall not be obligated to), and Borrower and Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to Section 3.1 and Letter of Credit Accommodations pursuant to Section 3.2, subject to the procedures for settlement set forth in this Section 3.12; provided, that, (i) other than to fund Revolving Loans to make payments to the issuer of any of the Letter of Credit Accommodations or for costs and expenses as provided for herein, Agent shall in no event fund such Loans if the Agent shall have received written notice from the Majority Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Section 4.2 will not be satisfied on the day of the proposed Loan, and (ii) Agent shall not otherwise be required to determine that the conditions precedent in Section 4.2 have been satisfied.

                  (b) With respect to all periods for which the Agent has funded Loans pursuant to Section 3.12(a) above, the amount of each Lender's Pro Rata Share in the outstanding Loans and Letter of Credit Accommodations shall be computed weekly, and shall be adjusted upward or downward on the basis of the average amount of the outstanding Loans for the Business Days of the week immediately preceding the date of each settlement computation; provided, that, Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly. Agent shall deliver to each of Lenders after the end of each week, or such lesser period or periods as Agent shall determine, a summary statement of the amount of outstanding Loans for such period (such week or lesser period or periods being hereinafter referred to as a "Settlement Period"). If the summary statement is sent by Agent and received by a Lender prior to 12:00 noon (New York City time) then such Lender shall make the settlement transfer described in this Section by no later than 2:00 p.m. (New York City time) on the day such summary statement was sent, and if such summary statement is sent by Agent and received by a Lender after 12:00 noon (New York City time), such Lender shall make such settlement transfer by no later than 2:00 p.m. (New York City time) on the next Business Day following the date of the receipt of such summary statement. If, as of the end of any Settlement Period, the amount of a Lender's Pro Rata Share of the outstanding Loans is more than such Lender's Pro Rata Share of the outstanding Loans as of the end of the previous Settlement Period, then such Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase. If the amount of a Lender's Pro Rata Share of the outstanding Loans in any Settlement Period is less than the amount of such Lender's Pro Rata Share of the outstanding Loans for the previous Settlement Period, Agent shall forthwith transfer to such Lender by wire transfer in immediately available funds the amount of the decrease. The obligation of each of the Lenders to transfer such funds and effect such settlement shall be irrevocable and unconditional and without recourse to or warranty by Agent. Each of Agent and Lenders agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Pro Rata Share of the outstanding Loans and Letter of Credit Accommodations. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                  (c) To the extent that Agent has made any such amounts available and the settlement described above shall not yet have occurred, upon repayment of any Loans by Borrower, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section 3.12. In lieu of weekly or more frequent settlements, Agent may at any time require each Lender to provide Agent with immediately available funds representing its Pro Rata Share of each Loan, prior to Agent's disbursement of such Loan to or for the benefit of Borrower. In such event, all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in the other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in the other Lender's obligation to make a Loan requested hereunder.

                  (d) If Agent is not  funding a  particular  Loan  pursuant  to
Section 3.12(a) above on any day, Agent may assume that each Lender will make available to Agent such Lender's Pro Rata Share of the Loan requested or otherwise made on such day and Agent may, in its discretion, but shall not be obligated to, cause a corresponding amount to be made available to Borrower on such day. If Agent makes such corresponding amount available to a Borrower and such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Interest Rate. During the period in which such Lender has not paid such corresponding amount to Agent, notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, the amount so advanced by Agent to Borrower shall, for all purposes hereof, be a Loan made by Agent for its own account.

                  (e) Nothing in this Section 3.12 or otherwise in this Agreement or the other Financing Agreements shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

         Section 3.13 Use of ProceedsSection 3.13 Use of Proceeds. All Loans and Letter of Credit Accommodations made or provided by Agent on behalf of Lenders or made or provided by Lenders to or for the account of Borrower pursuant to this Agreement and the other Financing Agreements shall be used by Borrower for general operating and working capital purposes of Borrower and such other purposes as permitted by the terms hereof, provided that the proceeds of the initial Loans may only be used by Borrower to (i) fund payments to consummate the Plan, and (ii) pay for costs, fees and expenses incurred in connection with the negotiation, documentation and closing of the Credit Facility.


         SECTION 4. CONDITIONS PRECEDENT TO LOANS AND OTHER FINANCIAL ACCOMMODATIONS

     Section 4.1 Conditions Precedent to Initial Loans and Letter of Credit Accommodations. Each of the following is a condition precedent to the initial Loans and Letter of Credit Accommodations pursuant to this Agreement and the other Financing Agreements which shall be satisfied in a manner acceptable to Agent (any of which may be waived, in whole or in part, only by Agent and all of Lenders in writing):

                  (a)  Agent  shall  have   received,   in  form  and  substance
reasonably satisfactory to Agent, a copy of a final order of the Bankruptcy Court confirming the Plan (the "Confirmation Order") which order is no longer appealable or, if appealed, has been affirmed in all respects by the highest court to which such appeal has been taken.
                  (b) The existing and projected liquidity of Borrower and its Subsidiaries and their ability to fund their ongoing working capital requirements and to consummate the Plan shall be reasonably satisfactory to Agent.

                  (c) Agent shall have received a certificate of the chief financial officer of Borrower certifying to Agent that, concurrent with the initial Loans and Letter of Credit Accommodations under this Agreement, the Plan shall be consummated in accordance with its terms.

                  (d) The amount of Loans available to Borrower on the Effective Date shall be sufficient to fund the Plan and to satisfy Borrower's current working capital needs.

                  (e)  Agent  shall  have  received   executed   copies  of  the
following:

                           (i)  The Information Certificate of Borrower and each
Guarantor;

                           (ii)  This Agreement;

                           (iii) A Revolving  Credit  Note in the form  attached
hereto as Exhibit B for each Lender in the principal amount of its Commitment;

                           (iv)  An  Amended  and  Restated   Letter  of  Credit
Agreement of even date herewith between Agent and Borrower in the form attached hereto as Exhibit C;

     (v) An Amended and Restated Trademark Collateral Assignment and Security Agreement of even date herewith between Agent and Borrower in the form attached hereto as Exhibit D;

     (vi) A Special Power of Attorney (in quintuplicate) of even date herewith executed by Borrower pursuant to said Amended and Restated Trademark Collateral Agreement and Security Agreement in the form attached hereto as Exhibit E;

     (vii) An Amended and Restated Collateral Assignment of Licenses of even date herewith between Agent and Borrower in the form attached hereto as Exhibit F;

                           (viii)  An  Inventory   Confirmation   of  even  date
herewith executed by Borrower in the form attached hereto as Exhibit G;

     (ix) An Amended and Restated Guarantee of even date herewith executed by each of the Guarantors in the form attached hereto as Exhibit H;

     (x) An Amended and Restated General Security Agreement of even date herewith executed by each of the Guarantors other than Salant Canada Inc. and J.J. Farmer Clothing Inc. in the form attached hereto as Exhibit I-(1) and an Amended and Restated Hypothec of even date herewith executed by each of Salant Canada Inc. and J.J. Farmer Clothing Inc. in the form attached hereto as Exhibit I-(2);

     (xi) An Amended and Restated Trademark Collateral Assignment and Security Agreement of even date herewith between Agent and each of the Guarantors in the form attached hereto as Exhibit J;

     (xii) A Special Power of Attorney (in quintuplicate) of even date herewith executed by each of the Guarantors in the form attached hereto as Exhibit K;

     (xiii) An Amended and Restated Collateral Assignment of Licenses of even date herewith between Agent and each of the Guarantors in the form attached hereto as Exhibit L;

     (xiv) Stamped acknowledgment copies of UCC financing statements executed by Borrower and each of the Guarantors and filed in those jurisdictions necessary to perfect Agent's security interest in all of the Collateral and the Guarantor Collateral which can be perfected by filing under the UCC in the form attached hereto as Exhibit M, it being understood and agreed that neither Borrower nor any Guarantor shall be required to take any action to perfect Agent's security interest in any of their respective licensed or registered vehicles;

     (xv) a Consent of Guarantors in the form attached hereto as Exhibit H; and

     (xvi) an Agreement modifying, in accordance with the terms of this Agreement, each Mortgage covering the Real Property listed on Schedule 1.61 hereto in a form reasonably satisfactory to Agent, together with all documents reasonably requested to be delivered to Agent in connection therewith.

                  Notwithstanding  anything  to the  contrary  set forth in this
Section 4.1, a Guarantor who does not own as of the date hereof any Guarantor Collateral consisting of "Trademarks" (as defined in the Amended and Restated Trademark Collateral Assignment and Security Agreement attached hereto as Exhibit J) or constituting "Licenses" (as defined in the Amended and Restated Collateral Assignment of Licenses attached hereto as Exhibit M) shall not be obligated to execute and deliver to Agent as of the date hereof a Trademark Collateral Assignment and Security Agreement or a Amended and Restated Collateral Assignment of Licenses (as the case may be), it being understood and agreed that if subsequent to the date hereof, such Guarantor becomes the owner of any Guarantor Collateral consisting of Trademarks or Licenses, such Guarantor shall be obligated to execute and deliver to Agent a Amended and Restated Trademark Collateral Assignment and Security Agreement or a Amended and Restated Collateral Assignment and Security Agreement or an Amended and Restated Collateral Assignment of Licenses, as the case may be.

                  (f) Agent shall have received, in form and substance reasonably satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary in order to permit, protect and perfect its security interests in and liens upon the Collateral and the Guarantor Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, (i) acknowledgments by lessors, mortgagees and warehousemen of Agent's security interests in the Collateral and the Guarantor Collateral, waivers by such persons of any security interest, liens or other claims by such persons to the Collateral or Guarantor Collateral, and agreements permitting Agent access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral or Guarantor Collateral,
(ii) acknowledgments by processors and consignees at any time in possession of Collateral or Guarantor Collateral of Agent's security interests and liens therein, waivers by such persons of any security interests, liens or other claims by such persons in and to the Collateral or Guarantor Collateral, and agreements by such persons to follow Agent's directions with respect to the release and delivery of any Collateral or Guarantor Collateral at any time in their possession and (iii) agreements from licensors of trademarks and other intellectual property to the Borrower or its Subsidiaries, including, but not limited to, Perry Ellis International Inc., permitting Agent to use, in a manner and for a period satisfactory to Agent, the marks, logos or other intellectual property licensed by such parties to the Borrower or its Subsidiaries to exercise Agent's rights and remedies and otherwise deal with the Collateral and Guarantor Collateral.

                  (g) Agent shall have received, in form and substance reasonably satisfactory to Agent and its counsel, title insurance policies or, if feasible, endorsements to the existing title insurance policies issued to CIT pursuant to the Existing Agreement (i) insuring the priority, amount and sufficiency of the Mortgages, in each case as modified as required by the terms hereof, in favor of Agent with respect to the Real Property, (ii) insuring against matters that would be disclosed by surveys and (iii) containing any endorsements, assurances or affirmative coverage reasonably requested by Agent for protection of its interests.

                  (h) Agent shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance reasonably satisfactory to Agent, and certificates of insurance policies and endorsements naming Agent, for the ratable benefit of Lenders, as loss payee as its interest may appear.

                  (i) Borrower shall have established a lockbox and the Blocked Accounts for its collections and the transfer thereof to Agent, which shall be in form and substance reasonably satisfactory to Agent, in accordance with
Section 9.1 hereof.

                  (j) Agent shall have received evidence, in form and substance reasonably satisfactory to Agent, that Borrower has (i) directed the banks at which Borrower maintains deposit accounts for the initial receipt of cash, checks and other items from Borrower to transfer all immediately available funds deposited in such bank only to the Blocked Accounts as required pursuant to
Section 9.1 hereof or as otherwise directed by Agent and (ii) notified such banks of the security interests of Agent in such funds and the other Collateral

                  (k) Agent shall have received evidence, in form and substance reasonably satisfactory to Agent, that Agent has valid perfected and first priority security interests in and liens upon the Collateral and the Guarantor Collateral and any other property which is intended to be security for the Obligations or the liability of any Obligor in respect thereof, subject only to the security interests and liens permitted herein or in the other Financing Agreements.

                  (l) Agent shall have completed a field review of the Records and such other information with respect to the Collateral as Agent may require to determine the amount of Loans available to Borrower including, without limitation, current agings of receivables, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Agent to accurately identify and verify the Collateral, the results of which shall be satisfactory to Agent, not more than three (3) Business Days prior to the date hereof.

                  (m) Agent shall have received, in form and substance reasonably satisfactory to Agent and its counsel, an opinion letter of Fried, Frank, Harris, Shriver & Jacobson, counsel to Borrower and Guarantors, with respect to the Financing Agreements and such other matters as Agent may request.

                  (n) Agent shall have received, in form and substance reasonably satisfactory to Agent and its counsel, certified copies of the certificate of incorporation of Borrower as amended and restated pursuant to the Plan, resolutions, good standing certificates, incumbency certificates and other documents evidencing the due organization and good standing of Borrower and each of the Guarantors to execute each of the Financing Agreements to which they are a party and the due authorization and execution of this Agreement and such other Financing Agreements.

                  (o) Agent shall have received, in form and substance reasonably satisfactory to Agent, all of the other Financing Agreements required to be delivered to Lender in accordance with the terms of this Agreement or the other Financing Agreements as a condition precedent to Agent making the Loans and the Letter of Credit Accommodations.

                  (p) Agent shall have received, in form and substance reasonably satisfactory to Agent, such other Financing Agreements as Agent shall reasonably request to further evidence or secure the Obligations or otherwise effectuate the purpose and intent of this Agreement.

                  (q) All representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects as of the date made.

                  (r) No Event of Default shall have occurred hereunder and no event or condition shall have occurred or shall exist, which, with notice or passage of time or both, would constitute an Event of Default hereunder.

                  (s) Agent shall have received, in form and substance satisfactory to Agent, all releases, terminations and such other documents as Agent may request to evidence and effectuate full and complete satisfaction of all Indebtedness and other liabilities and obligations of Borrower and Guarantors to the holders of the Senior Notes and the termination and release by the Indenture Trustee for holders of the Senior Notes of any security interest in and lien upon any assets and properties of Borrower and each Obligor, duly authorized, executed and delivered by it, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by the Indenture Trustee, as secured party, against Borrower or any Obligor, as debtor and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower or any Obligor in favor of the Indenture Trustee, in form acceptable for recording in the appropriate governmental office.

                  (t) No material adverse change shall have occurred in the assets, business or prospects of Borrower since the date of Agent's latest field examination and no change or event shall have occurred which would materially impair the ability of Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent to enforce the Obligations or realize upon the Collateral.

         Section 4.2 Conditions Precedent to All Loans and Letter of Credit AccommodationsSection 4.2 Conditions Precedent to All Loans and Letter of Credit Accommodations. Each of the following is an additional condition precedent to the Loans and Letter of Credit Accommodations to Borrower, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:

                  (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto, except to the extent that such representation and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

                  (b) no law, regulation, order, judgment or decree of any Governmental Authority shall, and Agent shall not have received any notice that any action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority which
(i) purports to enjoin, prohibit, restrain or otherwise materially and adversely affect (A) the making of the Loans or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or
(ii) has or could reasonably be expected to have a Material Adverse Effect; and

                  (c) no Event of Default and no act, condition or event which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.


         SECTION 5.        COLLATERAL
         Section 5.1       Security Interests in Borrower's Assets
                           ---------------------------------------

                  (a) As collateral security for the prompt performance, observance and payment in full of all of the Obligations, Borrower hereby grants, pledges and assigns to Agent, for itself and the ratable benefit of Lenders continuing security interests in, liens upon, and rights of setoff against, all of the following assets and properties of Borrower, now owned and hereafter acquired and arising, except as otherwise provided in Section 5.1(b) hereof (which assets and properties, together with all other collateral security for the Obligations heretofore, now or hereafter granted to or otherwise held or acquired by Agent or any Lender are referred to herein as the "Collateral"):

     (i) (A) all Accounts; (B) all right, title and interest in, to and in respect of all goods relating to Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other Collateral, including, without limitation, all returned, reclaimed or repossessed goods; (C) all right, title and interest, and all enforcement and other rights, remedies, and security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor and credit and other insurance with respect to Accounts; (D) all deposit accounts; (E) all securities and other investment property; (F) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Agent or any Lender or any Participant from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balance, reserves, sums and credits with Agent or any Lender or Participant at any time existing;

                           (ii)     all of  Borrower's  now  owned or  hereafter
                                    acquired  Chattel  Paper,   Instruments  and
                                    Documents;

                           (iii)    all General Intangibles;

                           (iv)     all Inventory;

                           (v)      all Equipment located in the United States;

                           (vi)     all Real Property located in the United
                                    States;

                           (vii) all present and future books and records relating to any of the above, including, without limitation, all ledgers, books of account, records, tapes, cards, computer programs, computer disks or tape files, computer printouts, computer runs, computer data and other computer prepared information in possession or control of Borrower, any computer service bureau or other third person; and

                           (viii) all products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

                  (b) Notwithstanding anything to the contrary set forth in Subsection 5.1(a)(i) above or in the other Financing Agreements, the types or items of Collateral described in such subsection shall not include any rights under any contract, lease or license agreement covering personal property in respect of which the valid grant of a security interest requires the consent of the other party to the contract, lease or license agreement which has not been or is not obtained, provided, that, the foregoing exclusion shall in no way be construed so as to limit or impair Agent's unconditional continuing security interests in and liens upon any rights or interests of Borrower to monies due or to become due under any such contract, lease or license agreement.

         Section 5.2       Security Interests in Guarantors' Assets
                           ----------------------------------------

                  (a) Concurrently herewith, in order to induce Agent and Lenders to enter into this Agreement and the other Financing Agreements and make the Loans and provide the Letter of Credit Accommodations as set forth herein, each of the Guarantors shall execute and deliver to Agent, for itself and the ratable benefit of Lenders, an absolute and unconditional Amended and Restated Guarantee of payment of the Obligations in the form attached as Exhibit G hereto as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Guarantees").


                  (b) Concurrently herewith, each of the Guarantors is granting to Agent, for itself and the ratable benefit of Lenders, security interests in and liens upon certain now owned and hereafter acquired properties and assets of such Guarantor as more fully set forth in the Amended and Restated General Security Agreement executed and delivered by such Guarantor to Agent concurrently herewith, which security interests and liens shall secure all existing and hereafter arising obligations, liabilities and indebtedness of such Guarantor to Agent and Lenders pursuant to such Guarantor's Guarantee.

                  (c) The Guarantees and the  collateral  security  described in
Section 5.2(b) and any other collateral security now or hereafter pledged or granted to Lender by any of the Guarantors or any third person are collectively sometimes referred to herein as the "Guarantor Collateral".

         SECTION 6. REPRESENTATIONS AND WARRANTIESSECTION 6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of each, together with the representations and warranties in the other Financing Agreements, being a continuing condition of each Loan and Letter of Credit Accommodation:

         Section 6.1       Organization and Qualification.

                  (a) Each of Borrower and Guarantors is a duly organized and validly existing corporation in good standing under the laws of its state or jurisdiction of incorporation, and has the corporate power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage. Borrower has qualified to do business as a foreign corporation in the states and other jurisdictions listed on Schedule 6.1(a) hereto, which constitute all states or other jurisdictions in which failure to so qualify could have a Material Adverse Effect on Borrower. No Guarantor has failed to qualify to do business as a foreign corporation in any state or other jurisdiction in which the failure to so qualify has a Material Adverse Affect.

                  (b) Borrower and Guarantors do not have any Subsidiaries as of the date hereof, except as set forth on Schedule 6.1(b) hereto.

         Section 6.2 Corporate Power and AuthoritySection 6.2 Corporate Power and Authority. Borrower has the corporate power and authority to borrow and each of Borrower and Guarantors has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the other Financing Agreements and all other agreements, instruments and documents delivered by Borrower and Guarantors pursuant hereto and thereto applicable to it, and each of Borrower and Guarantors has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the other Financing Agreements and the other agreements relating hereto or thereto to which it is a party, the present and future borrowings by Borrower hereunder and thereunder and the execution, delivery and performance of the instruments and documents delivered and to be delivered by it pursuant hereto and thereto. This Agreement and the other Financing Agreements to which it is a party constitute and will constitute legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their respective terms.

         Section 6.3       Capitalization.

                  (a) All of the issued and outstanding shares of Capital Stock of Borrower hereto and have been duly authorized and are fully paid and nonassessable, free and clear of all claims, liens, pledges and encumbrances of any kind. All of the issued and outstanding shares of Capital Stock of each of the Guarantors are directly and beneficially owned and held by Borrower and have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind.

                  (b) After the creation of the Obligations and the security interests of Agent, for itself and the ratable benefit of Lenders, and consummation of the transactions contemplated under the Plan, Borrower will continue to be able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it now engages or proposes to engage. The assets and properties of Borrower at a fair valuation and at their present fair salable value are, and will be, greater than the Indebtedness and other liabilities of Borrower, and including contingent liabilities computed in the amount which, to the best of Borrower's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability. Borrower has sufficient capital to carry on all businesses and transactions in which it now engages or proposes to engage in, is solvent and will, in the reasonable, good faith determination of Borrower as of the date hereof, continue to be solvent after the creation of the Obligations and the security interests in favor of Agent, for itself and the ratable benefit of Lenders, and is able to pay its debts as they mature.

         Section 6.4       Compliance with Other Agreements and Applicable Law

                  (a) Each of Borrower and Guarantors is not in default under, in violation of or in contravention of, in any respect, any indenture, mortgage, deed of trust, deed to secure debt, material agreement or instrument to which it is a party or by which it or any of its assets or properties may be or are bound.

                  (b) Neither the execution and delivery of this Agreement, the other Financing Agreements, or any of the instruments and documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, has violated any law or regulation or any order or decree of any court or Governmental Authority in any respect or does or will conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, material agreement or instrument to which Borrower or any Guarantor is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Borrower or any Guarantor (except as specifically contemplated hereunder or under the other Financing Agreements) or violate any provision of the Certificate of Incorporation or By-Laws of Borrower or any Guarantor.

                  (c) Borrower and each of the Guarantors has obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any Governmental Authority required for the lawful conduct of its business and is in compliance in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority relating to Borrower's or such Guarantor's business, as the case may be, (including, but not limited to, those set forth in or promulgated pursuant to ERISA, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Code, and the Environmental Laws).
Schedule 6.4(c) hereto sets forth all material permits, licenses, approvals, consents, certificates, orders or authorizations (collectively, "Permits") issued to or held by Borrower as of the date hereof by any Federal, State or local Governmental Authority. The Permits constitute all permits, licenses, approvals, consents, certificates, orders or authorizations necessary for Borrower and Guarantor to own and operate their respective businesses as presently conducted or proposed to be conducted where the failure to have such Permits would have a Material Adverse Effect. Except as described on Schedule 6.4(c) hereto, all of the Permits are valid and subsisting and in full force and effect and there are no actions, claims or proceedings pending or threatened that seek the revocation, cancellation, suspension or modification of any of the Permits.

         Section 6.5 Governmental ApprovalSection 6.5 Governmental Approval. No consent, approval or other action of, or filing with, or notice to any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement, the other Financing Agreements or any of the instruments or documents to be delivered pursuant hereto or thereto, except for the filing of UCC financing statements and the recording of other instruments required to perfect security interests or liens in certain of the Collateral, including, but not limited to, the recording of the modification agreements with respect to the existing Mortgages.

         Section 6.6 Chief Executive Office; Collateral LocationsSection 6.6 Chief Executive Office; Collateral Locations. The address of the principal place of business, the chief executive office and the location of books and records relating to the Accounts of Borrower is as set forth on Schedule 6.6 hereto, which address is the mailing address for such principal place of business and chief executive office. Subject to Section 7.2 below, as of the date hereof, the Collateral is located only at the locations set forth on Schedule 6.6.

         Section 6.7       Priority of Liens; Title to Properties.
                           ---------------------------------------

                  (a) The security interests and liens granted to Agent for itself and the ratable benefit of Lenders under this Agreement and the other Financing Agreements constitute valid and perfected liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 6.7 hereto and the liens permitted under Section 7.5 hereof.

                  (b) Each of Borrower and  Guarantors  has good and  marketable title to all of its properties and assets, subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those directly in favor of or assigned to Agent and such others as are specifically permitted under the provisions of this Agreement as listed on Schedule 6.7 hereto or under Section 7.5 hereof and the other Financing Agreements. Each of Borrower and Guarantors has peaceful and undisturbed possession of all Real Property and Equipment and such other assets as may be necessary for its business as presently conducted or proposed to be conducted and under all leases, licenses and easements necessary for the operation of its properties and business as presently conducted or proposed to be conducted.

         Section 6.8 Tax ReturnsSection 6.8 Tax Returns.  Except as set forth on
Schedule 6.8, each of Borrower and Guarantors has filed, or caused to be filed all Federal, State, county, local, foreign and other tax returns, reports and declarations which are required to be filed by it and as to which an extension has not been granted and has paid or caused to be paid all taxes shown to be due and payable on said returns and reports or in any assessment received by it, to the extent that such taxes have become due and payable, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower or such Guarantor and with respect to which adequate reserves have been set aside on its books in accordance with GAAP. Adequate provision has been made in accordance with GAAP for the payment of all material accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

         Section 6.9  LitigationSection  6.9 Litigation.  Except as set forth on
Schedule 6.9 hereto, there is no present investigation by any Governmental Authority pending or, to the best of the knowledge of Borrower or Guarantors, threatened against or affecting Borrower or any Guarantor or their respective properties or business and there is no present action, suit, proceeding or claim by any Person pending or, to the best of the knowledge of Borrower or any Guarantor, threatened against Borrower or any Guarantor or its assets or goodwill, or affecting any transactions contemplated by this Agreement, the other Financing Agreements, or other instruments, agreements or documents delivered in connection herewith or therewith, which if adversely determined with respect to it, would have a Material Adverse Effect.

         Section 6.10 Intellectual PropertySection 6.10 Intellectual Property. Each of Borrower and Guarantor owns or licenses all patents, trademarks, servicemarks, logos, tradenames, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of foregoing, which are necessary for the operation of its business as presently conducted or proposed to be conducted. No claim or litigation is pending or threatened against or affecting Borrower or any Guarantor contesting its right to sell or use any product, process, method, substance, part or other material.

         Section 6.11 AccountsSection 6.11 Accounts. Each Account represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of goods or rendition of services in the ordinary course of the business of Borrower which has been finally accepted by the Account Debtor and for which the Account Debtor is unconditionally liable to make payment of the amount stated in each invoice, document or instrument evidencing the Account in accordance with the terms thereof, without offset, defense or counterclaim, except where such offset, defense of counterclaim would not have a Material Adverse Effect. All statements made and all unpaid balances appearing in the invoices, documents and instruments evidencing each Account, in each case made by Borrower, are true and correct in all material respects and are in all material respects what they purport to be and all signatures and endorsements that appear thereon that have been made by Borrower are genuine and all signatories and endorsers have full capacity to contract. None of the transactions underlying or giving rise to any Account violates any Federal, State or foreign laws or regulations applicable to Borrower where any such violation would have a Material Adverse Effect, and all documents relating to the Accounts are legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with in all material respects.

         Section 6.12      Employee Benefits.

                  (a) Each of Borrower and its Subsidiaries has not engaged in any transaction in connection with which Borrower and its Subsidiaries or any of its or their ERISA Affiliates, could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code.

                  (b) No liability to the Pension Benefit Guaranty Corporation (other than liability for premiums in the ordinary course of the business of Borrower) has been or is expected by Borrower or any Subsidiary to be incurred with respect to any employee pension benefit plan of Borrower or its Subsidiaries or any of its or their ERISA Affiliates. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any employee pension benefit plan of Borrower or any of its Subsidiaries or any of its or their ERISA Affiliates which presents a risk of termination of any such plan by the Pension Benefit Guaranty Corporation except as set forth on Schedule 6.12 hereto.

                  (c) Full payment has been made of all amounts which Borrower and its Subsidiaries or any of its or their ERISA Affiliates is required under
Section 302 of ERISA and Section 412 of the Code to have paid under the terms of each employee pension benefit plan as contributions to such plan as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, except as set forth on Schedule 6.12 hereto, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any employee pension benefit plan except as set forth on Schedule 6.12 hereto.

                  (d) The current value of all vested accrued benefits under all employee pension benefit plans maintained by Borrower or its Subsidiaries that are subject to Title IV of ERISA does not exceed the current value of the assets of such plans allocable to such vested accrued benefits, except as set forth on
Schedule 6.12 hereto. The terms "current value" and "accrued benefit" have the meanings specified in Section 4062(b)(1)(A) and Section 3 of ERISA, respectively.

                  (e) Neither Borrower nor any of its Subsidiaries nor any of its or their ERISA Affiliates is or has ever been obligated to contribute to any "multi-employer plan" (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA, except as set forth on Schedule 6.12 hereto.

         Section 6.13      Environmental Compliance.

                  (a) Except as set forth on Schedule 6.13 hereto, neither Borrower nor any of its Subsidiaries have generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time materially violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder in any material respect and the operations of Borrower and its Subsidiaries comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

                  (b) Except as set forth on Schedule 6.13 hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other person nor is any pending or, to the best of Borrower's knowledge, threatened, with respect to any material noncompliance with or violation of the requirements of any Environmental Law by Borrower or any of its Subsidiaries in any material respect or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which materially affects Borrower or its Subsidiaries or their businesses, operations or assets or any properties at which Borrower or its Subsidiaries transported, stored or disposed of any Hazardous Materials.

                  (c) Except as set forth on Schedule 6.13 hereto, neither Borrower nor its Subsidiaries have any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (d) Borrower and its Subsidiaries have all material licenses, certificates, approvals and other Permits required to be obtained or filed in connection with the operations of Borrower and its Subsidiaries under any Environmental Law and all of such licenses, permits, certificates, approvals and other Permits are valid and in full force and effect.

         Section 6.14 Bank AccountsSection 6.14 Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrower or its Subsidiaries maintained at any bank or other financial institution are set forth on Schedule 6.14 hereto, subject to the right of Borrower to establish new accounts in accordance with Section 7.18 below.

         Section 6.15 Investment CompanySection 6.15 Investment Company. Borrower and its Subsidiaries are not an "investment company", or an "affiliated person" or "promoter" or "principal underwriter", as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Loans by Agent on behalf of Lenders, the application of the proceeds and the repayment thereof by Borrower and the performance of the transactions contemplated herein will not violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order issued pursuant thereto.

         Section 6.16 Regulation G; Regulation U; Securities Exchange Act of 1934Section 6.16 Regulation G; Regulation U; Securities Exchange Act of 1934. Borrower does not own any "margin security" or "margin stock" as such term is defined in Regulation G and Regulation U, respectively, each as amended by the Board. The proceeds of the borrowings made pursuant to this Agreement and the other Financing Agreements will be used by Borrower only for the purposes contemplated hereunder. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or margin stock or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation G or U of the Board, each as amended. Borrower will not take, nor will Borrower permit any agent acting in its behalf to take, any action which might cause this Agreement or the other Financing Agreements, or instruments delivered pursuant hereto or thereto, to violate any regulation of the Board or to violate the Securities Exchange Act of 1934 or any state or other securities laws, in each case as in effect on the date hereof or as amended hereafter.

         Section 6.17 No Material Adverse ChangeSection 6.17 No Material Adverse Change. There has been no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of Borrower and its Subsidiaries (taken as a whole) since the date of the most recent financial statements with respect thereto submitted to Agent or the date of the most recent field examination with respect thereto conducted by Agent.

         Section 6.18      Financial Statements.

                  (a) None of the financial statements, reports and other information furnished or to be furnished by Borrower to Agent or any Lender with respect to Borrower and its Subsidiaries contain, as of their respective dates, any untrue statement of material fact or (taken as a whole) omit to state any material fact necessary to make the information therein not misleading. Such financial statements and reports were and will be prepared in accordance with GAAP consistently applied, and shall fairly present the consolidated and consolidating financial condition and results of operations of the applicable Persons, as of the dates and for the periods indicated thereon.

                  (b) The opening consolidated balance sheet as of the Effective Date of the Plan and future consolidated cash flow projections for Borrower and its Subsidiaries (together with summaries of assumptions and projected assumptions, based on historical performance with respect thereto) furnished by Borrower to Agent represent the reasonable good faith opinion of Borrower and its management as to the subject matter thereof and based on assumptions which Borrower has determined to be fair and reasonable in view of current and reasonably foreseeable business conditions.

         Section 6.19      Disclosure.

                  (a) The information contained in the representations and warranties of Borrower and Guarantors set forth in this Agreement, the other Financing Agreements, or in any other instrument, document, list, certificate, statement, schedule or exhibit heretofore delivered or to be delivered to Agent or any Lender, as contemplated in this Agreement or in the other Financing Agreements, does not contain and will not contain any untrue statement of a material fact and (taken as a whole) does not omit and will not omit to state a material fact necessary in order to make the information contained herein or therein not misleading.

                  (b) After giving effect to the transactions contemplated by this Agreement, the other Financing Agreements, and the other instruments or documents delivered in connection herewith and therewith, there does not exist and there has not occurred any act, condition or event which constitutes an Event of Default or which, with notice or passage of time or both would constitute an Event of Default.

         Section 6.20 Labor DisputesSection 6.20Labor Disputes. There is no collective bargaining agreement or other labor contract covering employees of Borrower or its Subsidiaries, except as set forth on Schedule 6.20 hereto. To the best of Borrower's knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of Borrower or any of its Subsidiaries. There is no pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting Borrower or its Subsidiaries or their respective employees, except as set forth on Schedule 6.20 hereto.

         Section 6.21 Corporate Name; Prior TransactionsSection 6.21 Corporate Name; Prior Transactions. Borrower has not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth on Schedule 6.21 hereto.

         Section 6.22 Material Contracts. Borrower is not in breach of or in default under any Material Contract, except as set forth on Schedule 6.22 hereto.

     Section 6.23 Year 2000 Compliance. In regard to each material hardware, software, and firmware computer piece of equipment which is owned, leased or licensed and used by Borrower in connection with the operation of Borrower's business, Borrower is taking appropriate action designed to ensure that such computer equipment will be able to accurately process date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations and, after September 30, 1999, shall be able to accurately process date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations except where the inability to do so would not have a Material Adverse Effect.

     SECTION 7. ADDITIONAL COVENANTS. In addition to the covenants set forth in the other Financing Agreements, Borrower hereby covenants to and agrees with Agent and Lenders that Borrower shall comply with the following covenants or cause the same to be complied with, unless Agent shall otherwise consent in writing:

         Section 7.1 TradenamesSection 7.1 Tradenames. Each invoice issued by Borrower shall bear the name of Borrower in such manner so as to indicate that Borrower is the issuer thereof. Some of Borrower's invoices may from time to time be rendered to customers under the tradenames listed on Schedule 6.21 hereto (which, together with any new tradenames used after the date hereof are referred to collectively as the "Tradenames" and individually, as a "Tradename"). As to the Tradenames used by it, and the related Accounts, Borrower hereby agrees that:

                  (a) Each Tradename is a tradename (and not an independent corporation or other legal entity) by which Borrower may identify and sell or lease certain of its goods or services and conduct a portion of its business.

                  (b) All Accounts and proceeds thereof (including any returned merchandise) which arise from the sale or lease of goods or rendition of services invoiced under the Tradename shall be owned solely by Borrower and shall be subject to the security interests of Agent and other terms of this Agreement and the other Financing Agreements.

                  (c) All assignments or confirmatory schedules of Accounts delivered to Agent by Borrower, whether in the name of any of the Tradenames or of Borrower, shall be executed by Borrower as owner of such assigned Accounts.

                  (d) New Tradenames may be used by Borrower, but only if (i) Agent is given at least thirty (30) days prior written notice of the intended use of any new Tradename and (ii) such supplemental financing statements or similar instruments as Agent may request shall be executed and delivered to Agent by Borrower for filing or recording by Agent, prior to the use of such new Tradename.

         Section 7.2 New Collateral LocationsSection 7.2New Collateral Locations. Borrower may open any new location within the continental United States provided it (i) gives Agent thirty (30) days prior written notice of the intended opening of any such new location and (ii) executes and delivers, or causes to be executed and delivered, to Agent such agreements, documents, and instruments consistent with the other then existing Financing Agreements to the extent applicable or otherwise as Agent may deem reasonably necessary or desirable to protect its interests in the Collateral to be located in such location, including, without limitation, UCC financing statements and Collateral Access Agreements from appropriate Persons.

         Section 7.3 Subsidiaries. Borrower shall not form or acquire, and shall not permit any Subsidiary to form or acquire, any Subsidiary without the prior written consent of Agent. In the event Agent so consents, promptly upon such formation or acquisition, (a) such Subsidiary shall be subject to the terms of this Agreement and bound by the terms and conditions hereof applicable to the Subsidiaries of Borrower; (b) Borrower shall cause any such Subsidiary to execute and deliver to Agent, in form and substance satisfactory to Agent and its counsel: (i) an absolute and unconditional guarantee of payment of any and all present and future Obligations of Borrower to Agent and Lenders containing terms substantially similar to those guarantees entered into by the existing Subsidiaries of Borrower in favor of Agent and Lenders as of the date hereof,
(ii) a security agreement granting to Agent for itself and the ratable benefit of Lenders a first security interest and lien (except as otherwise consented to in writing by Agent) upon all of the assets of such Subsidiary containing terms substantially similar to the security agreements entered into by the existing Subsidiaries of Borrower in favor of Agent and Lenders as of the date hereof,
(iii) related Uniform Commercial Code Financing Statements, and (iv) such other agreements, documents and instruments as Agent may require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing Indebtedness of such new Subsidiary to Agent and Lenders.

         Section 7.4 IndebtednessSection 7.4 Indebtedness. Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or permit to exist, contingently or otherwise, any Indebtedness, except:

                  (a)      the Obligations;

                  (b) Indebtedness consisting of trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

                  (c) Indebtedness incurred in the ordinary course of its business secured only by liens permitted under Section 7.5(b) hereof;

                  (d) Indebtedness of Borrower or its Subsidiaries to the extent permitted under Section 7.5(d) hereof;

                  (e) contingent Indebtedness permitted under Section 7.6 hereof;

                  (f) Indebtedness incurred in the ordinary course of business consisting of unsecured non-current accruals and deferred liabilities relating to deferred compensation and taxes, environmental liabilities, post-employment benefits for health care, pensions, life insurance and long term disability benefits and similar items;

                  (g) Indebtedness of Borrower in respect of Interest Rate Protection Obligations incurred in the ordinary course of business;

                  (h) unsecured Indebtedness of Borrower to any Subsidiaries arising after the date hereof pursuant to loans by such Subsidiaries to Borrower, provided, that, (i) such Indebtedness is subject to, and subordinate in right of payment to, the right of Agent and Lenders to receive the prior indefeasible payment and satisfaction in full of all of the Obligations on terms and conditions acceptable to Agent, (ii) Agent shall have received, in form and substance satisfactory to Agent, a subordination agreement providing for, inter alia, the terms of the subordination in right of payment of such Indebtedness of Borrower to the prior indefeasible payment and satisfaction in full of all of the Obligations, duly authorized, executed and delivered by such Subsidiaries and Borrower, (iii) Borrower shall not, directly or indirectly make, or be required to make, any payments in respect of such Indebtedness so long as any of the Obligations are outstanding and unpaid and this Agreement has not been terminated, (iv) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such Indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (v) Borrower shall furnish to Agent all notices, demands or other materials in connection with such Indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be;

                  (i) unsecured Indebtedness of Subsidiaries of Borrower to Borrower arising after the date hereof pursuant to loans by Borrower to such Subsidiaries to the extent such loans by Borrower are permitted under Section
7.6 below, provided, that, such Indebtedness shall not be evidenced by any promissory note or other instrument, unless the original of such note or other instrument is pledged and delivered to Agent (with such endorsement thereof as Agent may require);

                  (j) Indebtedness,  the proceeds of which are used to refinance
(or which represents an amendment, renewal, extension or refunding of) outstanding Indebtedness of Borrower or any of its Subsidiaries other than the Obligations, which is subordinated to the Obligations to the same extent as the Indebtedness so refinanced and, in the case of Indebtedness which is subordinated to the Obligations, with an average life to maturity equal to or greater than the remaining term of this Agreement; provided, that to the extent the principal amount of the new Indebtedness exceeds the principal amount of the Indebtedness to be refinanced, such excess must be used to reduce the outstanding Obligations.

                  (k) Indebtedness of Borrower or any Guarantor existing on the date hereof which is described on Schedule 7.4 hereto, provided, that, except for prepayments incident to refinancings permitted under Section 7.4 hereof: (i) Borrower may, and shall cause any such Guarantor to, only make regularly scheduled payments of principal and interest as set forth in Schedule 7.4, and
(ii) Borrower shall not, and shall cause any such Guarantor not to, directly or indirectly, (A) make any prepayments or other non-mandatory payments in respect of such Indebtedness or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose or (C) amend, modify, alter or change the terms of the arrangements related thereto, or any agreement or instrument evidencing such Indebtedness, and (iii) Borrower shall furnish to Lender all notices or demands received concerning such Indebtedness promptly after receipt thereof or sent by Borrower, concurrently with the sending thereof, as the case may be.

     (l) Any other Indebtedness in an amount not to exceed $1,000,000 in the aggregate at any one time.

     Section 7.5 Limitation on Liens. Borrower will not, and will not permit any Guarantor to, create, incur, assume, or permit to exist any mortgage, pledge, security interest, lien, encumbrance of any nature whatsoever on any of its respective assets or properties (including, without limitation, the Collateral), whether now owned or hereafter acquired, except:

                  (a) the security interests and liens upon the Collateral and the Guarantor Collateral in favor of Agent and Lenders;

                  (b) tax, mechanics and other non-consensual statutory liens arising in the ordinary course of Borrower's or any Guarantors' business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) until foreclosure or similar proceedings shall have been commenced, such liens secure Indebtedness relating to claims or liabilities which are (A) fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or (B) being contested in good faith by appropriate proceedings available to Borrower or any such Guarantor prior to the commencement of foreclosure or other similar proceedings and are adequately escrowed for or reserved against in the reasonable judgment of Agent;

                  (c) liens arising in connection with worker's compensation, unemployment insurance, surety, insurance or financial responsibility, appeal and release bonds upon securities pledged as collateral for any of the foregoing;

                  (d) purchase money mortgages or other purchase money liens or security interests upon any specific fixed assets hereafter acquired, or mortgages, liens, or security interests existing on any such future fixed assets at the time of acquisition thereof (including, without limitation, Capitalized Lease Obligations) or in connection with the refinancing of existing capitalized leases with respect to specific fixed assets, provided, that (i) the aggregate amount of all Indebtedness secured by such purchase money mortgages or other purchase money liens or security interests shall not exceed $10,000,000 outstanding at any time, (ii) no such purchase money mortgage, lien or security interest (or capitalized or finance lease, as the case may be) with respect to specific future fixed assets or as refinanced shall extend to or cover any other property, other than the specific fixed assets so acquired, or acquired or refinanced subject to such mortgage, lien or security interest (or lease) and the proceeds thereof, (iii) such mortgage, lien or security interest secures the obligation to pay the purchase price of such specific fixed assets only (or the Capitalized Lease Obligations), or existed on such assets at the time of Borrower's acquisition thereof, and (iv) except for mortgages, liens and security interests which existed on assets at the time of Borrower's acquisition thereof, the principal amount secured thereby shall not exceed one hundred (100%) percent of the cost of the fixed assets so acquired (it being agreed that for purposes of this Section 7.5(d), purchase money financing of a fixed asset shall include such financing (including, without limitation, sale-leaseback financing) that is consummated with respect to any such fixed asset within ninety (90) days after Borrower's acquisition of such fixed asset) and (v) at the time of the granting of such mortgage, lien or security interest, no Event of Default or act condition, or event which with notice or passage of time or both would constitute and Event of Default, shall exist or have occurred and be continuing.

                  (e) the liens,  encumbrances or security  interests  listed on
Schedule 6.7 hereto, permitted under the other Financing Agreements, if any, or set forth on the title insurance policy(ies) issued to Lender with respect to the Real Property, provided, that, such liens, encumbrances or security interests with respect to the Real Property: (i) do not materially interfere with the use of the Real Property or the ordinary conduct of Borrower's business as presently conducted or proposed to be conducted thereon and (ii) do not materially impair the value of the affected Real Property.

         Section 7.6 Loans, Investments, Guaranties, Etc.Section 7.6 Loans, Investments, Guaranties, Etc. Borrower will not, and will not permit any Guarantor to, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock or Indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible (directly or indirectly) for the Indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:

                  (a) the Guarantee by each of the Guarantors of the Obligations in favor of Lender or by any other Subsidiary of Borrower in favor of Lender;

                  (b) the endorsement of instruments for collection or deposit in the ordinary course of business;

                  (c) loans to, or investments in, by Borrower to (i) Birdhill Limited, a Hong Kong corporation and Manhattan Industries (Far East) Limited, a Hong Kong corporation not to exceed $3,000,000 in the aggregate at any time outstanding, (ii) Salant Caribbean, a Guatemalan corporation, not to exceed $1,000,000 in the aggregate at any time outstanding and (iii) Salant Canada Inc, a Canadian corporation, not to exceed $500,000 at any time outstanding on or before January 31, 2000 and zero ($0) dollars thereafter;

                  (d) investments in the stock of any guaranteeing Subsidiary, which Subsidiary is permitted in accordance with Section 7.3 hereof, and Guarantees by such Subsidiary in favor of Agent of the Obligations of Borrower to Agent and Lenders;


                  (e) advances to officers and employees in the ordinary course of business not to exceed, in the aggregate for the Borrower and the Guarantors at any one time outstanding, the sum of (i) $1,000,000 plus (ii) amounts outstanding as of the Effective Date;

                  (f) investments in Cash Equivalents, which shall be pledged and delivered to Agent upon Agent's request;

                  (g) the additional capital investments (which for this purpose shall not include Capital Expenditures), guarantees, insurance bonds, performance or surety bonds described on Schedule 7.6 annexed hereto, which sets forth the parties, amounts, time periods and key terms with respect thereto.

         Section 7.7 Transactions with AffiliatesSection 7.7 Transactions with Affiliates. Borrower will not, and will not permit any Guarantor to, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, any shareholder, officer, director, agent, employee or Affiliate, except on prices or terms no less favorable than would have been obtained in an arm's length transaction with a non-affiliated Person.

         Section 7.8 Restricted PaymentsSection 7.8 Restricted Payments. Borrower shall not, directly or indirectly, (i) declare or pay any cash dividends or dividends payable in property other than stock on account of any shares of any class of Capital Stock of Borrower now or hereafter outstanding, or set apart any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock of Borrower (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than stock or apply or set apart any sums, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, (ii) pay to any shareholder, officer, director, agent, employee or other Affiliate of Borrower any management, consulting or other fees or any amount for any management assistance or services rendered by such persons to Borrower or (iii) make any payments in respect of Indebtedness owing to any shareholder, officer, director or other Affiliate of Borrower.

     Section 7.9 Maintenance of Existence. Borrower will, and will cause each Guarantor to, at all times preserve, renew and keep in full force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all material Permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on its business as presently or proposed to be conducted; provided, however, that this
Section 7.9 shall not prohibit the merger or consolidation of any Guarantor into
(i) Borrower or (ii) another Subsidiary of Borrower that is or becomes a Guarantor.

         Section 7.10 Sale and LeasebacksSection 7.10 Sale and Leasebacks. Except as permitted in Section 7.5(d), Borrower will not and will not permit any Guarantor to enter into any arrangement, directly or indirectly, with any Person whereby Borrower or any Guarantor shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 7.11 Sale of Assets, Consolidation, Merger, Dissolution, Etc.Section 7.11 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Borrower will not, and will not permit any Guarantor to, directly or indirectly, merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with Borrower or any Guarantor, or sell, assign, lease, transfer, abandon or otherwise dispose of any Capital Stock or Indebtedness to any other Person or any of its property or assets to any other Person (other than (i) sales of Inventory in the ordinary course of business, and (ii) Equipment as permitted under Section 7.14) or wind up, liquidate or dissolve or agree to do any of the foregoing.

         Section 7.12      Compliance with Laws, Regulations, Etc.
                           ---------------------------------------

                  (a) Borrower shall, and shall cause each Guarantor to, at all times comply in all material respects with all applicable provisions of laws, rules, regulations, licenses, Permits, approvals and orders and duly observe all requirements, of any foreign, Federal, State or local Governmental Authority, including, without limitation, ERISA, the Code, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended and the rules and regulations thereunder and all other statutes, rules, regulations, orders, permits and stipulations relating to environmental matters and employee health and safety, including, without limitation, all of the Environmental Laws, except for such noncompliance that would not result in fines, penalties, injunctive relief or other liabilities which, in the aggregate, would result in a Material Adverse Effect with respect to Borrower and the Guarantors.

                  (b) Borrower shall take prompt and appropriate action to respond to any material non-compliance with any of the Environmental Laws and shall regularly report to Agent on such response. If Borrower receives any notice of (i) the happening of any event involving the use, spill, discharge or clean-up of any Hazardous Material or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, noise emissions or any other environmental, health or safety matter affecting Borrower from any Person, including, but not limited to, the United States Environmental Protection Agency or any state or local environmental agency or authority, then Borrower shall within five (5) business days of such reciept give written notice of same to Agent and Lenders. Without limiting the generality of the foregoing, whenever there is material non-compliance, or any condition which requires any action by or on behalf of Borrower in order to avoid any such non-compliance, with any Environmental Law, and such non-compliance could result in fines, penalties, injunctive relief or other liabilities, which, in the aggregate, would result in a Material Adverse Effect with respect to Borrower and the Guarantors, Borrower shall, at Lender's request and Borrower's expense: (i) cause an independent environmental engineer acceptable to Agent to conduct an assessment of the site where Borrower's noncompliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to Agent and Lenders a report setting forth the results of such assessment, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof; and (ii) provide to Agent and Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or Borrower's response thereto or the estimated costs thereof, shall materially change.

         Section 7.13 Payment of Taxes and ClaimsSection 7.13 Payment of Taxes and Claims. Borrower shall, and shall cause each Guarantor to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against them or their properties or assets, except for taxes which are being contested in good faith and by appropriate proceedings and which are adequately reserved against in accordance with GAAP, prior to the date on which penalties attach thereto. Borrower shall be liable for any sales, transfer, documentary, stamp or similar tax or penalty imposed upon any transaction under this Agreement or any of the other Financing Agreements or giving rise to the Accounts or any other Collateral, provided, that, nothing contained herein shall be construed to require Borrower to pay or indemnify Lenders and Agent from and against any income or withholding tax attributable to the income of Agent, any Lender or Participant from any amounts charged or paid hereunder to Agent, any Lender or Participant.

         Section 7.14 Properties in Good Condition; Covenants as to Inventory, Real Property and Equipment

                  (a) Borrower shall keep its properties, and shall cause each Guarantor to keep its properties, in good repair, working order and condition (reasonable wear and tear excepted) and, from time to time, make and cause each Guarantor to make all necessary and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

                  (b) All of the Inventory is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of Borrower's business, and is and will be fit for such purposes. Borrower will keep the Inventory in good and marketable condition, at its own expense. Borrower will not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval and any such Inventory shall at all times be clearly identified on the books and records of Borrower as Inventory held on consignment or approval and such Inventory shall be separately reported to Agent and not included in the Inventory of Borrower as reported to Agent. Borrower agrees that all Inventory will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Borrower will conduct a physical count of the Inventory at least once per fiscal year, and at such other times as Agent reasonably requests, but not to exceed, prior to the occurrence and continuance of an Event of Default, two (2) times during any calendar year, and shall promptly supply Lender with a copy of such count accompanied by a report of the Value of such Inventory. Borrower will not, without Agent's written consent, sell any material portions of Borrower's Inventory on a bill-and-hold, sale and return, sale on approval, or other repurchase or return basis.

                  (c) The Equipment, other than any Equipment constituting fixtures as of the date hereof, is now and shall remain personal property and Borrower shall not permit any of such Equipment to be or become a part of or affixed to real property without (i) prior written notice to Lender and (ii) using Borrower's best efforts to deliver or cause to be delivered to Agent such agreements and other documentation as are reasonably requested by Lender for the protection and preservation of its security interests and liens, in form and substance reasonably satisfactory to Lender, including, without limitation, waivers and subordination agreements by any landlords or mortgagees of statutory and non-statutory liens and rights of distraint.

                  (d) Borrower will not, without Lender's prior written consent, alter or remove any identifying symbol or number on the Equipment. Borrower shall not, without Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Real Property or Equipment; provided, however, that, without Agent's consent, subject to the conditions set forth below, (i) Borrower may dispose of obsolete or unusable Equipment used in Borrower's Perry Ellis or Private Line business having a book value no greater than $250,000 individually, and $750,000 in the aggregate in any fiscal year, and (ii) upon at least five (5) Business Days prior written notice to Agent, Borrower may dispose of Real Property and/or Equipment not used in Borrower's Perry Ellis and/or Private Line business, provided that each sale transaction pursuant to which any such property is sold is arms-length, Borrower receives fair market value for such property. In the event any of the Real Property and/or Equipment is sold, transferred or otherwise disposed of with the Lender's prior written consent or as otherwise permitted hereby, Borrower shall deliver all of the Net Cash Proceeds of any such sale, transfer or disposition to Agent, which proceeds shall be applied to the repayment of the Obligations in such order and manner as Agent shall determine,

                  (e) Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and the Equipment except to the extent of any sale or other disposition thereof by Agent in the exercise of its remedies after an Event of Default as set forth in
Section 8.2 hereof.

         Section 7.15 AppraisalsSection 7.15 Appraisals. Upon the request of Agent or the Majority Lenders, Borrower shall, at Borrower's expense, no more than once in any twelve (12) month period, but at any time or times as Agent or the Majority Lenders may request on or after an Event of Default, deliver, or cause to be delivered, to Agent and Lenders written reports or appraisals of Borrower's Inventory in form, scope and methodology, and by an appraiser acceptable to Agent. Such reports or appraisals shall list all items and categories thereof, describing the condition of same and setting forth the lower of cost (calculated on a first-in-first-out basis) or fair market value, in such form as is satisfactory to Agent.

         Section 7.16 InsuranceSection 7.16 Insurance. Borrower shall, and shall cause each Guarantor to, at all times maintain with financially sound and reputable insurers, insurance with respect to the Collateral and Guarantor Collateral against loss or damage of a kind and in the amounts customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated as Borrower and Borrower shall, and shall cause each Guarantor to, maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it and occurring in connection with the use (or otherwise) of any products manufactured or sold by it, workmen's compensation insurance, and business interruption insurance. Borrower shall, and shall cause each Guarantor to, furnish copies of certificates, policies or endorsements to Agent as proof of such insurance, and, if it fails to do so, Agent is authorized, but not required, to obtain such insurance at the expense of Borrower. All policies shall provide for at least thirty (30) days' prior written notice to Agent of any cancellation or reduction of coverage and that Agent may act as attorney for Borrower or Guarantor, as the case may be, in obtaining, and at any time following, and during the continuance of an Event of Default, adjusting, settling, amending and canceling such insurance. Borrower will, and will cause each Guarantor to, obtain non-contributory lender's loss payable endorsements to all property and casualty insurance policies in form and substance satisfactory to Agent specifying that the proceeds of such insurance shall be payable to Agent as its interests may appear and further specifying that Agent shall be paid regardless of any act or omission by Borrower or Guarantor, as the case may be. At its option, Agent may, with the consent of the Majority Lenders, and upon the direction of the Majority Lenders shall, apply any insurance proceeds received by Agent at any time to the cost of repairs or replacement of Collateral or Guarantor Collateral and/or after the occurrence and during the continuance of an Event of Default to payment of the Obligations, whether or not then due, in any order and in such manner as Agent, in its discretion, may determine, or as directed by the Majority Lender or Agent may hold such insurance proceeds as cash collateral for the Obligations as Agent may determine or as directed by the Majority Lenders, except as otherwise specifically provided in any mortgage or deed of trust executed and delivered by Borrower in favor of Agent.

        Section 7.17 Compliance with ERISA. Borrower shall not, with respect to all employee pension benefit plans maintained by the Borrower or any Subsidiary:

                  (a) (i) terminate any of such employee pension benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder that would subject the Borrower or any Subsidiary to a tax or penalty or other liability on prohibited transactions imposed under section 4975 of the Code or ERISA, (iii) fail to pay to any such employee pension benefit plan any contribution that it is required to pay to such plan, (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition that presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation or (vi) incur any withdrawal liability with respect to any multi-employer pension plan which is not fully bonded if, in each case, such action or inaction would materially and adversely affect the business, properties, operations or condition, financial or otherwise, of Borrower.

                  (b) As used in this Section 7.17, the term "employee pension benefit plans," "employee benefit plans", "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in section 4975 of the Code and ERISA.

         Section 7.18 Additional Bank AccountsSection 7.18 Additional Bank Accounts. Borrower shall not, and shall not permit any Guarantor to, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Accounts and the accounts set forth in Schedule 6.14 hereto, except:
(a) as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or Guarantor Collateral or proceeds thereof, with the prior written consent of Agent and subject to such conditions thereto as Agent may establish and (b) as to any accounts used by Borrower or any Guarantor to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Agent.

         Section 7.19 Notice of DefaultSection 7.19 Notice of Default. Promptly upon becoming aware of the existence of any condition or event that constitutes an Event of Default pursuant to the provisions of this Agreement or the other Financing Agreements, Borrower shall give Agent written notice thereof specifying the nature of such condition or event and the actions that Borrower has taken, is taking and/or proposes to take to remedy such Event of Default.

         Section 7.20      Financial Statements and Other Information.

                  (a) Borrower shall promptly furnish to Agent and Lenders all such financial and other information as Agent shall reasonably request relating to the Collateral and the Guarantor Collateral and the assets, businesses and operations of Borrower, and notify the auditors and accountants of Borrower that Agent is authorized to obtain such information directly from them. Without limiting the foregoing, Borrower shall furnish to Agent and Lenders, in such detail as Agent shall request, the following:

     (i) As soon as available,  but in any event not later than one hundred five
(105) days after the close of each fiscal year, audited consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows for Borrower and its Subsidiaries for such fiscal year, and the accompanying notes thereto, and, (x) if there is material business activity by any Subsidiary, (y) if the assets of Salant Canada Inc. are $2,000,000 or more at any time during Borrower's 1999 fiscal year or $1,000,000 or more at any time thereafter or (z) if the assets of any other Subsidiary are at any time $1,000,000 or more, unaudited consolidating balance sheets, statements of operations and statements of cash flows for Borrower and any such Subsidiary for such fiscal year, and the accompanying notes thereto, setting forth in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting the financial position and the results of operations of Borrower and any such Subsidiary as at the date thereof and for the fiscal year then ended, and prepared in accordance with GAAP consistently applied. Such audited consolidated statements of Borrower and its Subsidiaries shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by Borrower and satisfactory to Agent.

     (ii) As soon as available, but in any event not later than sixty (60) days after the close of each fiscal quarter other than the fourth quarter of a fiscal year (which shall be delivered within one hundred five (105) days), consolidated and consolidating unaudited balance sheets of Borrower and its Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of operations and statements of cash flow for Borrower and its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, together with the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of operation of Borrower and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistently applied (subject to normal year-end adjustments) provided, however, that consolidating statements shall be provided only with respect to Borrower and any Subsidiary which has material business activity or assets in the amount of $1,000,000 or more, except in the case of Salant Canada Inc. such amount shall be $2,000,000 or more at any time during Borrower's 1999 fiscal year and $1,000,000 or more thereafter. Such statements shall be certified to be correct by the chief financial officer of Borrower, subject to normal year-end adjustments.

     (iii) As soon as available, but in any event no later than sixty (60) days after the close of each fiscal quarter other than the fourth quarter of each fiscal year, the Form 10-Q filed by Borrower with the Securities and Exchange Commission.

     (iv) As soon as  available,  but in any event not later  than  seventy-five
(75) days after the end of each January, sixty (60) days after the end of each February, and thirty (30) days after the end of each other month, consolidated unaudited balance sheets of Borrower and its Subsidiaries as at the end of such month, and consolidated unaudited statements of operations for Borrower and its Subsidiaries for such month and for the period from the beginning of the fiscal year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operation of Borrower and its Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP consistently applied (except that such interim financial statements shall not include accompanying notes and shall be subject to normal year-end adjustments). Such statements shall be certified to be correct by the chief financial officer of Borrower, subject to normal year-end adjustments.

     (v) With each of the audited  financial  statements  delivered  pursuant to
Section 7.19(a)(i) above, a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Financing Agreements and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted an Event of Default, except for those, if any, described in reasonable detail in such certificate.

     (vi) Simultaneously with the delivery of each of the annual audited financial statements and quarterly Form 10-Q's as set forth herein, Agent and Lenders shall receive a certificate of the chief financial officer of Borrower
(A) setting forth in reasonable detail the calculations required to establish that Borrower was in compliance with the covenants set forth in Sections 7.19, 7.20, 7.25 and 7.26 hereof during the period covered in such financial statements or Form 10-Q, as the case may be; and (B) stating that, except as explained in reasonable detail in such certificate, (1) all of the representations, warranties and covenants of Borrower contained in this Agreement and the other Financing Agreements are correct and complete as at the date of such certificate and (2) no Event of Default then exists or existed during the period covered by such financial statements or Form 10-Q, as the case may be. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that an Event of Default existed or exists, such certificate shall set forth what action Borrower has taken or proposes to take with respect thereto.

     (vii) No sooner than ninety (90) days and no later than fifteen (15) days prior to the beginning of each fiscal year of Borrower, projected consolidated balance sheets, consolidated statements of operations, and consolidated statements of cash flow for Borrower and its Subsidiaries as at the end of and for each month of such fiscal year.

     (viii) Promptly after delivery thereof, any management letters and reports by such independent certified public accountants to Borrower containing financial information with respect to Borrower and/or its Subsidiaries or any summary or analysis thereof.

     (ix) Collateral and financial reports and schedules to be delivered by Borrower as and when set forth on Schedule 7.20(a)(ix) hereto, together with any further financial and other information regarding the Collateral, as Agent may reasonably request from time to time.

                  (b) Borrower shall deliver, or cause to be delivered, on or before June 30, 1999, an opening consolidated balance sheet for the Borrower and its Subsidiaries as of April 30, 1999 giving effect to the reorganization transactions contemplated by the Plan which shall be prepared by the chief financial officer of Borrower and which shall contain all normal and recurring adjustments necessary to present fairly the financial position of Borrower and its Subsidiaries.

                  (c) Borrower will, and will cause each Guarantor to, promptly notify Lender in writing of any investigation, action, suit, proceeding or claim which if adversely determined could reasonably be expected to have a Material Adverse Effect.

                  (d) Borrower will, and will cause each Guarantor to, promptly provide Lender with any material information, notices, requests or reports filed with, or furnished to, or received from any governmental or regulatory authority or furnished to the shareholders of Borrower.

                  (e) Borrower shall promptly notify Agent of any of the following events: (i) any Material Contract of Borrower or any of its Subsidiaries is terminated or any new Material Contract is entered into (in which event such Borrower shall provide Agent with a copy of such Material Contract); or (ii) any of the material terms (other than price) upon which material suppliers of Borrower or any of its Subsidiaries do business with Borrower or Subsidiary are changed or amended in any manner adverse to such Borrower or Subsidiary in any material respect; or (iii) any notification of violation of any law or regulation shall have been received by Borrower or any of its Subsidiaries from any Governmental Authority the results of which are reasonably likely to have a Material Adverse Effect.

                  (f) Borrower shall promptly provide Agent and Lenders such budgets, forecasts, projections and other information respecting the business operations and financial or other condition of Borrower and its Subsidiaries, as Agent may, from time to time, reasonably request.

                  (g) Agent and Lenders are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of Borrower or its Subsidiaries, which may be furnished to it hereunder or otherwise, to any regulatory body or agency or other Governmental Authority having jurisdiction over Agent or Lenders or upon notice to Borrower (to the extent permitted under applicable law), to any court or to any other Person which shall, or shall have any right or obligation to, succeed to all or any part of Agent or any Lender's interests in any of the Loans, this Agreement, the other Financing Agreements or the Collateral or the Guarantor Collateral, including, without limitation, any assignee pursuant to
Section 11.6 hereof or any Participant who shall have agreed to treat such information as confidential to the extent provided in Section 10.7 hereof.

                  (h) Borrower hereby irrevocably authorizes and directs all accountants, auditors or other third parties to deliver to Agent upon Agent's reasonable request, at Borrower's expense, copies of the financial statements, and other accounting records relating to Borrower and its Subsidiaries of any nature in their possession and to disclose to Agent and any Lender any information they may have regarding the business affairs and financial condition of Borrower and its Subsidiaries.

     Section 7.21 Consolidated Tangible Net Worth. Borrower shall maintain as of the end of each fiscal quarter during each period set forth below Consolidated Tangible Net Worth in an amount not less than the amount set forth below opposite each such period:


========================================================= ==========================================================
                                                                            Minimum Consolidated
                        Period                                               Tangible Net Worth
========================================================= ==========================================================
Effective Date through the end of the third fiscal
quarter of 2000                                                             $52,000,000
========================================================= ==========================================================
Beginning of the fourth fiscal quarter of 2000 through
the end of the third fiscal quarter of 2001                                 $55,000,000
========================================================= ==========================================================
Beginning of the fourth quarter of 2001 and thereafter                      $60,000,000
========================================================= ==========================================================

         Section 7.22 Maximum Pre-Tax Loss/Minimum Pre-Tax Income. Borrower shall not incur in any fiscal quarter commencing with the third fiscal quarter of 1999, a pre-tax loss of $5,000,000 or more. In addition, Borrower shall not incur a cumulative pre-tax loss in excess of the amount set forth below for the period set forth below and Borrower shall achieve cumulative income of at least the amounts set forth below for the periods set forth below:

==================================================================== ===============================================
                             Period                                               Maximum Pre-Tax Loss
==================================================================== ===============================================
Six month period through the end of the fourth fiscal quarter of
1999                                                                                   $  500,000
==================================================================== ===============================================
                                                                                 Minimum Pre-Tax Income
==================================================================== ===============================================
Nine month period through the end of the first fiscal quarter of
2000                                                                                   $1,000,000
==================================================================== ===============================================
Twelve month period through the end of the second fiscal quarter
of 2000                                                                                $1,500,000
==================================================================== ===============================================
Twelve month period through the end of the third fiscal quarter of
2000                                                                                   $2,250,000
==================================================================== ===============================================
Twelve month period through the end of the fourth fiscal quarter
of 2000 and thereafter                                                                 $5,000,000
==================================================================== ===============================================

Notwithstanding anything to the contrary contained in this Section 7.22, write-offs by Borrower for intangible assets (including, without limitation, trademarks and goodwill) which Borrower would otherwise be required to include in the determination of Borrower's pre-tax loss or income under this Section
7.22 shall be excluded from such determinations.

         Section 7.23 Minimum Interest Coverage Ratio. Borrower shall not permit the ratio of (a) the sum of (i) the consolidated net income (including royalty income) from continuing operations (excluding any unusual or non recurring items of income or expense) before interest and taxes and (ii) the consolidated depreciation and amortization expenses of Borrower and its Subsidiaries for such computation period to (b) the consolidated interest expense (including all imputed interest on Capitalized Lease Obligations) of Borrower and its Subsidiaries during the computation period, to be less than the ratio set forth below opposite the period set forth below:

===================================================================== ===========================================
                              Period                                                    Ratio
===================================================================== ===========================================
Three month period through the end of the third fiscal quarter of
1999                                                                                    1.0:1.0
===================================================================== ===========================================
Six month period through the end of the fourth fiscal quarter of
1999                                                                                    1.0:1.0
===================================================================== ===========================================
Nine month period through the end of the first fiscal quarter of
2000                                                                                    2.0:1.0
===================================================================== ===========================================
Twelve month period through the end of the second fiscal quarter of
2000                                                                                    2.0:1.0
===================================================================== ===========================================
Twelve month period through the end of the third fiscal quarter of
2000                                                                                    3.0:1.0
===================================================================== ===========================================
Twelve month period through the end of the fourth quarter of 2000
and thereafter                                                                          5.0:1.0
===================================================================== ===========================================

         Section 7.24 Capital Expenditures. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, make, whether through purchase, capital leases or otherwise, Capital Expenditures on a limited cumulative basis in fiscal 1999 or in any fiscal year thereafter in excess of
(i) $8,000,000, plus (ii) in each year after fiscal 1999, fifty percent (50%) of the $8,000,000 of Capital Expenditures permitted and not made in the fiscal year immediately preceding such fiscal year; provided, that, in no event shall any Capital Expenditures permitted and not made in one fiscal year be carried forward and used in any fiscal year pursuant to clause (ii) hereof other than in the immediately succeeding fiscal year.

     Section  7.25 After  Acquired  Real  Property.  If  Borrower  or any of its
Subsidiaries hereafter acquires any Real Property, fixtures or any other property that is of the kind or nature described in the Mortgages and such Real Property, fixtures or other property at any one location has a fair market value in an amount equal to or greater than $500,000 (or if an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an event which with notice or passage of time or both would constitute an Event of Default exists, then regardless of the fair market value of such assets), or without limiting any other rights of Agent or Lenders, or duties or obligations of Borrower, upon Agent's request, Borrower shall, or shall cause its Subsidiary, to execute and deliver to Agent a mortgage, deed of trust or deed to secure debt, as Agent may reasonably determine, in form and substance substantially similar to the Mortgages and as to any provisions relating to specific state laws satisfactory to Agent and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to Agent a first lien, mortgage and security interest in such Real Property (except as Borrower would otherwise be permitted to incur hereunder or under the Mortgages or as otherwise consented to in writing by Agent or as otherwise permitted herein) and such other agreements, documents and instruments as Agent may reasonably require in connection therewith.

     Section 7.26 Further Assurances. Borrower has executed or will contemporaneously herewith execute and deliver to Agent such of the other Financing Agreements to which it is a party and financing statements pursuant to the UCC, in form and substance reasonably satisfactory to Agent. Borrower shall, and shall cause each Guarantor to, at Borrower's expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, (a) such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, and (b) on a best efforts basis, Collateral Access Agreements with respect to the Collateral and the Guarantor Collateral. In addition, Borrower shall, and shall cause each Guarantor to, do or cause to be done such further acts as may be necessary in Agent's reasonable opinion to evidence, perfect, maintain and enforce its security interests in the Collateral and Guarantor Collateral (other than that portion of the Collateral and Guarantor Collateral consisting of registered or licensed motor vehicles) and the priority thereof and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Where permitted by law, Borrower hereby authorizes Agent to execute and file one or more Uniform Commercial Code financing statements covering the Collateral and the Guarantor Collateral signed only by Agent. Upon the request of Agent, at any time and from time to time, Borrower shall, and shall cause each Guarantor to, at its cost and expense, do, make, execute, deliver and record, register or file, financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Agent such instruments evidencing items of Collateral or Guarantor Collateral as may be reasonably requested by Agent.


SECTION 8.        EVENTS OF DEFAULT AND REMEDIES.

         Section 8.1       Events of Default
                           -----------------

         The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

                 (a) Borrower shall fail to pay any of the Obligations when due; or

                  (b) any representation, warranty or material statement of fact, other than as set forth in Section 6.11 above, when made by or on behalf of Borrower or any Guarantor to Agent or any Lender is false or misleading in any material respect; or

                  (c) any representation, warranty or material statement of fact made by Borrower as set forth in Section 6.11 above when made by or on behalf of Borrower is false or misleading (any of the foregoing being hereinafter referred to as a "Misrepresentation") and the actual facts and/or circumstances with respect to which the Misrepresentation was made materially and adversely affect the business, properties, operations or condition, financial or otherwise, of Borrower taken as a whole; or

                  (d) Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement, the other Financing Agreements or in any other document or instrument referred to herein or therein other than as described in Section 8.1(a) above; provided that if such failure is capable of being remedied, such failure continues unremedied for thirty (30) days after Agent has notified Borrower thereof; or

                  (e) an "event of default" (as defined in any of the other Financing Agreements) shall occur; or

                  (f) Michael Setola ceases to be Chief Executive Officer of Borrower and within ninety (90) days thereof a replacement Chief Executive Officer reasonably satisfactory to Agent is not appointed; or

                  (g) an event of default shall occur and be continuing under any of the Perry Ellis Licenses that would enable Perry Ellis International Inc. to terminate any one of the agreements set forth on Schedule 8.1(g); or

                  (h) Borrower or any Guarantor shall default in the payment of any amounts at any time due on any Indebtedness in excess of $1,000,000 at any time owing to any one person other than Lenders or in the performance of any other material term or covenant in respect of such Indebtedness or other agreement relating thereto or securing same if the effect thereof is to accelerate, or permit the holder(s) of such Indebtedness to accelerate the maturity of such Indebtedness; or

                  (i) a judgment not covered by insurance of the Borrower is rendered against Borrower or any Guarantor in excess of $300,000 in any one case or in excess of $1,000,000 in the aggregate and the same shall remain undischarged for a period in excess of forty-five (45) days or execution shall at any time not be effectively stayed; or

                  (j) Borrower or any Guarantor shall be generally unable to pay its debts as they mature, suspend or discontinue doing business for any reason, become insolvent, call a meeting of creditors or have a creditors' committee appointed, or shall admit in writing its inability to pay its debts as they become due or shall commence any action or proceeding for the appointment of any trustee, receiver, custodian or liquidator of Borrower or such Guarantor of all or any part of their respective properties and assets; or

                  (k) Borrower or any Guarantor shall commence any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation or shall take any corporate action to authorize any of such actions or proceedings; or

                  (l) Borrower or any Guarantor shall have commenced against it any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation, or any action or proceeding for the appointment of any trustee, receiver, custodian or liquidator of any of Borrower or any Guarantor or all or any part of their respective properties or assets, which is not dismissed within sixty (60) days of its commencement, or Borrower or any Guarantor shall file any answer admitting or not contesting the allegations of a petition filed against it in any such proceeding or by any act or omission indicates its consent to, acquiescence in or approval of, any such action or proceeding or if the relief requested is granted sooner; or

                  (m) any Guarantee or any other guarantee of the Obligations shall at any time cease to be in full force and effect, or shall be declared void or invalid or the validity or enforceability thereof shall be contested by any Guarantor or any Guarantor shall deny it has any further liability or obligation, or shall fail to perform its obligations, under any Guarantee; or

                  (n) any disputed claim as of the date of this Agreement of an unsecured creditor that relates to litigation commenced against Borrower prior to the filing of Borrower's chapter 11 bankruptcy case and (x) that is allowed in Borrower's chapter 11 bankruptcy case pursuant to a final order of the Bankruptcy Court in an amount which is $3,000,000 or more than the insurance coverage, if any, that has been agreed to by, or required to be paid by the applicable insurance carrier for any such claim and (y) that requires payment in the amount of $3,000,000 or more; or

                  (o) there shall be a material adverse change in the business, properties, operations or condition, financial or otherwise, of Borrower and Guarantors taken as a whole after the date hereof.

         Section 8.2       Remedies.

                  (a) Without limiting Agent's rights to demand payment sooner, for the ratable benefit of Lenders, as provided in this Agreement, upon or at any time after the occurrence and continuance or existence of any one or more of such Events of Default, upon termination of this Agreement or the other Financing Agreements, or if this Agreement and the other Financing Agreements are not renewed, in addition to any other rights Agent or any Lender may have under the Financing Agreements or otherwise:

     (i) Agent shall at the request, or may with the consent, of the Majority Lenders, declare the Commitments of each Lender terminated, whereupon the Commitment of each Lender will terminate immediately (such that no more Loans shall be made or Letter of Credit Accommodations provided hereunder), without presentment for payment, demand, notice of dishonor or notice of protest or any other or further notice, all of which are hereby expressly waived by Borrower; and/or

     (ii) Agent shall at the request, or may with the consent, of the Majority Lenders, declare any or all of the Obligations to be immediately due and payable, together with interest at the highest rate of interest hereunder until fully and indefeasibly paid, without presentment for payment, demand, notice of dishonor or protest or any or other further notice, all of which are hereby expressly waived by Borrower (provided, that, upon the occurrence of any Events of Default described in Sections 8.1(k) or 8.1(l), all Obligations shall automatically become immediately due and payable); and

     (iii) without further notice to Borrower, Agent, for the ratable benefit of Lenders, may appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Agent shall determine, enforce payment of any Collateral, settle, compromise or release in whole or in part, any amounts owing on the Collateral, make allowances and adjustments with respect thereto, issue credits in Agent's or Borrower's name, sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at Agent's option and discretion, and Agent may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived;

     (iv) without limiting the generality of the foregoing, Agent and Lenders are hereby authorized at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by Agent or any Lender to or for the credit or the account of Borrower against any and all of the Obligations, whether or not then due and payable;

     (v) Agent, for the ratable benefit of Lenders, shall have the right, without notice to Borrower (except as otherwise expressly provided herein), at any time and from time to time in its discretion, with or without judicial process or the aid or assistance of others and without cost to Agent or Lenders
(A) to enter upon any premises on or in which any of the Inventory or Equipment may be located and, without resistance or interference by Borrower, take possession of the Inventory or Equipment, (B) to complete processing, manufacturing and repair of all or any portion of the Inventory or Equipment,
(C) to sell, foreclose or otherwise dispose of any part or all of the Inventory or Equipment on or in any premises of Borrower or premises of any other party,
(D) to require Borrower, at its expense, to assemble and make available to Agent any part or all of the Inventory or Equipment at any reasonable place and time designated by Agent, and (E) to remove any or all of the Inventory or Equipment from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose.

                  (b) Agent, for the ratable benefit of Lenders, shall have all of the rights and remedies of a secured party under the UCC or applicable law of any State in which any Collateral may be situated, in addition to all of the rights and remedies set forth in this Agreement and the other Financing Agreements, and in any instrument or document referred to herein or therein, and/or under any other applicable law relating to this Agreement, the other Financing Agreements, the Obligations or the Collateral.

                  (c) Borrower agrees that the giving of ten (10) days notice to Borrower by Agent at Borrower's address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto.

                  (d) The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Agent, for the ratable benefit of Lenders, to the payment of the Obligations in such order as Agent may elect, and Borrower shall remain liable to Agent and Lenders for any deficiency. Without limiting the generality of the foregoing, if Agent, for the ratable benefit of Lenders, enters into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, it shall have the option, at any time, in its discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by Agent, for the ratable benefit of Lenders, of cash or other immediately available funds in connection therewith.

                  (e) In the event Agent, for the ratable benefit of Lenders, institutes an action to recover any Collateral or seeks recovery of any
Collateral by way of prejudgment remedy or otherwise, Borrower hereby irrevocably waives (i) the posting of any bond, surety or security with respect thereto which might otherwise be required, (ii) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (iii) any requirement that Agent retain possession and not dispose of any Collateral until after trial or final judgment.

                  (f) Agent may, at its option, cure any default by Borrower under any agreement with any Person, which constitutes, or with notice or passage of time or both would constitute, an Event of Default hereunder or under any of the other Financing Agreements, or pay or bond on appeal any judgment entered against Borrower (irrespective of the amount of said judgment or the time elapsed since entry thereof), and charge Borrower's account(s) therefor, such amounts to be repayable by Borrower on demand, together with interest thereon at the highest rate of interest payable hereunder; provided, however, Agent shall be under no obligation to effect such cure, payment or bonding and shall not, by making any payment for Borrower's account(s), be deemed to have assumed any obligation or liability of Borrower.

                  (g) The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Agent may have under the UCC or other applicable law. Agent shall have the exclusive right to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

                  (h) No act, failure or delay by Agent or any Lender shall constitute a waiver of any of the rights and remedies of Agent and Lenders. No single or partial waiver by Agent or Lenders of any provision of this Agreement or any of the other Financing Agreements, or breach or default thereunder, or of any right or remedy which Agent and Lenders may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

                  (i) Borrower waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). Agent may, at all times, for the ratable benefit of Lenders, proceed directly against Borrower to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect any rights in the Collateral


         SECTION 9.        COLLECTION AND ADMINISTRATION

         Section 9.1       Collections; Management of Collateral
                           -------------------------------------


                  (a) All invoices evidencing Accounts shall indicate that remittances with respect thereto are to be made to Borrower at the address of a lock box controlled by the Agent pursuant to an agreement between Agent and the Reference Bank (as it may be amended, the "Lock Box Agreement"), of which address if different from the address of such lock box to which remittances are currently made, Agent shall notify Borrower in writing. All such remittances shall be deposited in Agent's account with the Reference Bank pursuant to the Lock Box Agreement (the "Payment Account").

                  (b) Any checks or other forms of remittance which may be received directly by Borrower in respect of the Accounts and other Collateral shall not be commingled with Borrower's property, but shall be segregated, held by Borrower in trust for Agent as the exclusive property of Agent, for the ratable benefit of Lenders, and immediately deposited by Borrower, in the identical form received, with proper endorsements, into such account or accounts as Agent may designate from time to time. All funds received by Agent in respect of Accounts or other Collateral by wire transfer of federal funds or in other immediately available funds will be credited to the Payment Account upon receipt of such funds. All amounts received by Agent in respect of Accounts or other Collateral in remittances which are not immediately available, will be credited to the Payment Account as and when such remittances have become immediately available. All bank fees and expenses relating to the Payment Account, the Lock Box Agreement and the Blocked Accounts (as defined below) shall be charged to any of Borrower's account(s) maintained by Agent. Borrower shall indemnify and hold Agent harmless from and against any and all losses, costs, damages and expenses (including reasonable attorneys' fees and disbursements) incurred by Agent in connection with the Lock Box Agreement, the Blocked Accounts or the ownership or maintenance of such lock box or the deposit, collection or processing of any item deposited therein.

                  (c) In addition to, and not in limitation of the provisions contained in Sections 9.1(a) and (b) hereof, Borrower shall, at its expense, in the manner requested by Agent from time to time, direct that all proceeds of Accounts, letters of credit, banker's acceptances and other proceeds of Collateral (i) be payable to a lock box or post office box designated by Agent and under its control and/or deposited into an account maintained in Agent's name and under its control and in connection therewith shall execute such lock box and other agreement as Agent in its discretion shall specify, and/or (ii) be remitted to blocked accounts ("Blocked Accounts") with such banks as are acceptable to Agent. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Agent, providing that all items received or deposited in the Blocked Accounts are the property of Agent and Lenders according to their interests hereunder, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Agent as Agent may from time to time designate for such purpose. Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Agent, whether on the Accounts or as proceeds of Inventory, Equipment or other Collateral or otherwise shall be the property of Agent and Lenders according to their interests hereunder.

         Section 9.2       Payments.

                  (a) All Obligations shall be payable to the Payment Account as designated under Section 9.1 or such other place as Agent may designate from time to time. The Obligations shall be payable upon the effective date of termination or non-renewal or maturity of the Credit Facility, or earlier upon an Event of Default, or otherwise as provided elsewhere herein or in the other Financing Agreements. Agent may apply payments received or collected from Borrower or for the account of Borrower (including, without limitation, the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations in respect of the Loans, whether or not then due, and to such other Obligations then due, in each case in such order and manner as Agent determines. Agent shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations. Upon the request of Agent, Borrower shall execute and deliver to Agent one or more promissory notes, in form and substance satisfactory to Agent, to evidence further the Loans, or any portion thereof.

                  (b) Except as otherwise provided in this Section 9.2(b), aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate and payments of the fees required to be paid by Borrower to Agent for the account of the Lenders hereunder shall, as applicable, be apportioned ratably among the Lenders, in each case according to their Pro Rata Shares. All payments shall be remitted to Agent. Agent shall distribute to each Lender at its primary address set forth on the appropriate signature page hereof, or at such other address as such Lender may designate in writing to Agent, such funds as it may be entitled to receive in the manner provided in Section 3.12. The foregoing apportionment of payments is solely for the purpose of determining the obligations of Borrower hereunder and, notwithstanding such apportionment, any Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of Borrower under this Agreement determined in accordance with the apportionments contemplated by this Section 9.2(b).

                  (c) If after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, Agent or any Lender is for any reason required to surrender such payment or proceeds to any Person, because such payment or proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, or a diversion of trust funds, or for any other reason, then the Obligations or any part thereof intended to be satisfied shall be revived, reinstated and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by Agent or such Lender and Borrower shall be liable to pay to Agent or such Lender, and hereby does indemnify Agent and Lenders and hold them harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 9.2(c) shall be and remain effective notwithstanding any contrary action which may have been taken by Agent or any Lender in reliance upon such payment or proceeds, and any such contrary action so taken shall be without prejudice to the rights of Agent and Lenders under this Agreement and shall be deemed to have been conditioned upon such payment or proceeds having become final and irrevocable. The provisions of this Section 9.2(c) shall survive the termination of this Agreement and the other Financing Agreements.

                  (d) At Agent's option, all principal, interest, fees, commissions, costs, expenses, or other charges hereunder, under the other Financing Agreements or in connection herewith or therewith, and any and all Loans, may be charged directly to any account(s) of Borrower maintained by Agent.

                  (e) Borrower shall make all payments in respect of the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholdings, restrictions or conditions of any kind or nature whatsoever.

         Section 9.3       Sharing of Payments, Etc.

                  (a) Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim Agent or any Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for the account of Borrower at any of its offices, in dollars or in any other currency, against any principal of or interest on any Loans owed to such Lender or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and Agent thereof; provided, that, such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender (including Agent) shall obtain from Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Financing Agreement through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its Pro Rata Share of the principal of or interest on the Loans or such other amounts then due hereunder by Borrower to such Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with their respective Pro Rata Shares. Amounts received by Agent under this Section 9.3 shall be treated as payments received from Borrower under Section 9.2 hereof. To such end all Lenders shall make appropriate adjustments among themselves (by the resale of participation sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise, in a manner consistent with this Section 9.3, all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 9.3 applies, such Lender shall, to the extent practicable, assign such rights to Agent for the benefit of Lenders and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section 9.3 to share in the benefits of any recovery on such secured claim.

         Section 9.4 Borrower's Loan Account. Agent shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrower and (c) all other appropriate debits and credits as provided in this Agreement, including, without limitation, fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Agent's customary practices as in effect from time to time. All Collateral or other collateral security held by or granted to Agent or Lenders by Borrower or any third persons shall be security for the payment and performance of any and all Obligations of Borrower to Agent and Lenders (including, but not limited to, the Loans), notwithstanding the maintenance of separate accounts for Borrower or third persons or the existence of the Revolving Credit Notes or any other notes.

         Section 9.5 Statements. Agent shall render to Borrower each month a statement setting forth the balance in Borrower's loan account(s) maintained by Agent for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Agent receives a written notice from Borrower of any specific exceptions of Borrower thereto within sixty (60) days after the date such statement has been mailed by Agent. Until such time as Agent shall have rendered to Borrower a written statement as provided above, the balance in Borrower's loan account(s) shall be presumptive evidence of the amounts due and owing by Borrower to Agent and Lenders.

         Section 9.6 Right of Inspection; Access. Agent, Lenders and their representatives shall, at any time during regular business hours after reasonable notice to Borrower prior to an Event of Default and at any time and without notice on or after an Event of Default, have free access to and right of inspection of the Collateral and have full access to and the right to examine and make copies of the books and records of Borrower to confirm and verify all Accounts, to perform general audits and to do whatever else Agent or any Lender deems necessary to protect the interests of Agent and Lenders. Agent may at any time after the declaration by Agent of an Event of Default, and during the continuance thereof, remove from the premises of Borrower or require Borrower or any accountants and auditors employed by Borrower to deliver any books and records and Agent and Lenders may, without cost or expense to any of them, use such of Borrower's personnel, supplies, computer equipment and space at its places of business as may be necessary for the handling of collections.

         Section 9.7 Accounts Documentation. Borrower shall maintain its shipping forms, invoices and other related documents in a form satisfactory to Agent and Borrower shall maintain its books, records and accounts in accordance with GAAP consistently applied. Borrower shall keep and maintain, at its cost and expense, satisfactory and complete books and records of all Accounts, all payments received or credits granted thereon, and all other dealings therewith. At such times as Agent may request, Borrower shall deliver to Agent, all original documents evidencing the sale and delivery of goods or the performance of services which created any Accounts, including, but not limited to, all contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts, together with schedules describing the Accounts and/or written confirmatory assignments to Agent of each Account, in form and substance satisfactory to Agent and duly executed by Borrower, together with such other information as Agent may request. In no event shall the making or the failure to make or the content of any schedule or assignment or Borrower's failure to comply with the provisions hereof be deemed or construed as a waiver, limitation or modification of the security interest in, lien upon and assignment of the Collateral or the representations, warranties or covenants under this Agreement or the other Financing Agreements.

         Section 9.8 Specific Powers. Borrower hereby constitutes Agent and its designees, as Borrower's attorney-in-fact, with power of substitution, at the cost and expense of Borrower, to exercise at any time all or any of the following powers which appointment, being coupled with an interest, shall be irrevocable until all Obligations have been indefeasibly paid in full: (a) to receive, take, endorse, assign, deliver, accept and deposit, in the name of Agent or Borrower, any and all checks, notes, drafts, remittances and other instruments and documents or chattel paper relating to the Collateral; (b) on or after the occurrence of an Event of Default, or an act, condition or event which with notice, passage of time or both would constitute an Event of Default, to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Agent designates; (c) to transmit to Account Debtors notice of Agent's interest therein and to request from such Account Debtors at any time, in the name of Agent or Borrower or that of Agent's designee, information concerning the Collateral and the amounts owing thereon; (d) on or after the occurrence of an Event of Default, or an act, condition or event which with notice, passage of time or both would constitute an Event of Default, to notify Account Debtors to make payment directly to Agent; (e) on or after the occurrence of an Event of Default, or an act, condition or event which with notice, passage of time or both would constitute an Event of Default, to take or bring, in the name of Agent or Borrower, all steps, actions, suits or proceedings deemed by Agent necessary or desirable to effect collection of the Collateral; and (f) to execute in Borrower's name and on its behalf any UCC financing statements or amendments thereto. Borrower hereby releases Agent and its officers, employees and designees, from any liability arising from any act or acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for acts of gross negligence or wilful misconduct of Agent as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  (d) Borrower agrees to issue credit memoranda promptly upon accepting returns or granting allowances, and may continue to do so until (i) the occurrence and during the continuance of an Event of Default and (ii) Agent has notified Borrower that such credits or allowances are to be made only after Agent's prior written approval. Upon the occurrence and during the continuance of an Event of Default and on notice from Agent, Borrower agrees that all returned, reclaimed or repossessed merchandise or goods shall be set aside by Borrower, marked with Agent's name and held by Borrower for Agent's account as owner and assignee for the ratable benefit of Lenders. If Agent so requests, Borrower agrees promptly to pay Agent the fair market value thereof, or if Agent so elects, Borrower will deliver such merchandise or goods to Agent or sell same for Borrower's account; provided, however, that prior to the occurrence of an Event of Default, Borrower shall have the right to sell or otherwise dispose of such goods on terms acceptable to Borrower without notice to Agent.


SECTION 10        EFFECTIVE DATE; TERMINATION; COSTS
                  ----------------------------------

         Section 10.1      Term.

                  (a) This Agreement and the other Financing Agreements shall become effective as of the date hereof and shall continue in full force and effect for a term ending on the date three (3) years from the date hereof (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, Agent, any Lender (as to such Lender), or Borrower may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any subsequent year by giving to the other parties hereto at least forty-five (45) days prior written notice; provided that, upon payment of the early termination fee provided for in Section 10.1(e) hereof, Borrower may terminate this Agreement and the other Financing Agreements at any time by giving the other parties hereto at least forty-five (45) days prior written notice of such termination; provided, that, in the event any one Lender shall send a notice of its intention to terminate this Agreement as to such Lender, any of the other Lenders may upon receipt of such notice purchase the Commitment of the Lender sending such notice of termination. Upon the exercise of the option to purchase such Commitment by any Lender and upon payment in full to the terminating Lender of the amounts owing to it by the purchasing Lender in accordance with Section 11.6, the Lender sending such notice of termination shall assign its rights and obligations under this Agreement and the other Financing Agreements to the Lender exercising such option in accordance with
Section 11.6 hereof. This Agreement and all other Financing Agreements must be terminated simultaneously.

                  (b) In addition, Agent may, upon the consent of the Majority Lenders, and upon the direction of the Majority Lenders shall, terminate this Agreement and the other Financing Agreements, or terminate only the provisions of this Agreement as to future Loans and Letter of Credit Accommodations, immediately at any time upon the occurrence of an Event of Default or an act, condition or event which with notice or passage of time or both would constitute an Event of Default.

                  (c) Upon the effective date of termination or non-renewal of the Financing Agreements (the "Termination Date"), Borrower shall pay to Agent for the account of Lenders in full, all outstanding and unpaid Obligations (including, but not limited to, the Loans and all interest, fees charges, expenses and other amounts provided for hereunder, under the other Financing Agreements or otherwise) and shall furnish cash collateral to Agent in such amounts as Agent determines are reasonably necessary to secure Agent and Lenders from loss, cost, damage or expense, including reasonable attorneys' fees and legal expenses, in connection with any contingent Obligations, including Letter of Credit Accommodations and any checks or other payments provisionally credited to the Obligations and/or as to which Agent or any Lender has not yet received full and final payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Agent, as Agent may, in its discretion, designate in writing to Borrower for such purpose. Interest at the Interest Rate shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Agent are received in such bank account later than 12:00 noon, New York, New York time.

                  (d) No termination of the Financing Agreements or the Commitments shall relieve or discharge any of Borrower or Guarantors of their respective duties, obligations and covenants under the Financing Agreements until all Obligations have been fully discharged and paid, and the continuing security interests of Agent in the Collateral shall remain in effect until all such Obligations have been fully discharged and paid.

                  (e) If this Agreement terminates upon the occurrence of an Event of Default or at the request of Borrower prior to the Renewal Date, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of the lost profits of Agent and Lenders as a result thereof, Borrower hereby agrees to pay to Agent for the ratable benefit of Lenders, upon the effective date of such termination, an early termination fee in an amount equal to:

                            (i) three (3%) percent of the average aggregate daily balance of Loans and Letter of Credit Accommodations outstanding prior to the Termination Date, or $1,000,000, whichever is greater, if such termination is effective on or prior to the first anniversary of the date of this Agreement; or

                           (ii) two (2%) percent of the average aggregate daily balance of Loans and Letter of Credit Accommodations outstanding for the twelve
                                    (12) month period  prior to the  Termination
                                    Date, if such termination is effective after the first anniversary of this Agreement but on or prior to the second anniversary of the date of this Agreement; or

                           (iii) one (1%) percent of the average aggregate daily balance of Loans and Letter of Credit Accommodations outstanding for the twelve
                                    (12) month period  prior to the  Termination
                                    Date, if such termination is effective after the second anniversary of the date of this Agreement but prior to the third anniversary of this Agreement.

Such early termination fee shall be presumed to be the amount of damages sustained by said early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The early termination fee provided for in this Section 10.1 shall be deemed included in the Obligations.


         Section 10.2      Expenses and Additional Fees
                           ----------------------------

                (a) Borrower shall pay to Agent on demand all reasonable costs and expenses that Agent or any Lender may pay or incur in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Financing Agreements, including, without limitation: (i) reasonable attorneys' and paralegals' fees and disbursements of counsel to Agent, Lenders and any Participant; (ii) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements), and for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Financing Agreements and the transactions contemplated thereby; (iii) costs and expenses of lien and title searches and title insurance; (iv) taxes, fees and other charges for recording any agreements or documents with the Office of Patents and Trademarks, the Copyright Office or any other governmental authority, and the filing of UCC financing statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Lenders in the Collateral; (v) sums paid or incurred to pay any amount or take any action required of Borrower under the Financing Agreements that Borrower fails to pay or take; (vi) costs of appraisals, environmental audits, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and Borrower's operations by Agent, any Lender or their agents, plus a charge of $750 per person per day for the field examiners of Agent and any Lender; (vii) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining payment accounts and lock boxes; (viii) costs and expenses of preserving and protecting the Collateral; and (ix) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the security interests and liens of Agent, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement and the other Financing Agreements, or to defend any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Financing Agreements regarding costs and expenses to be paid by Borrower.

                  (b) Borrower shall pay to Agent all of its customary charges and fees in connection with (i) any payment, claim or refund relating to the dishonor of any checks or other items of Borrower or Account Debtors, and (ii) wire transfers to Borrower.

                  (c) All sums provided for in this Section 10.2 shall be part of the Obligations, shall be payable on demand, and shall accrue interest after demand for payment thereof at the applicable rate of interest then payable hereunder. Agent is hereby irrevocably authorized to charge any amounts payable hereunder directly to any of the account(s) maintained by Agent with respect to Borrower.

     Section 10.3 Survival of Agreement. All agreements, representations and warranties contained herein or made in writing by the parties hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the other Financing Agreements and the consummation of the transactions contemplated herein or therein regardless of any investigation made by or on behalf of Agent or any Lender.

     Section 10.4 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of Agent or any Lender any right, power or privilege under this Agreement or under any of the other Financing Agreements or other documents referred to herein or therein shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power and privilege. No notice to or demand on Borrower or Guarantors not required hereunder or any of the other Financing Agreements shall entitle Borrower or Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Agent or any Lender to any other or further action in any circumstances without notice or demand. The rights and remedies of Agent and Lenders under this Agreement, the other Financing Agreements and any other present and future agreements between Agent and/or Lenders and Borrower or Agent and/or Lenders and Guarantors are cumulative and not exclusive of any rights or remedies provided by law or under any of the Financing Agreements or such other agreements and all such rights and remedies may be exercised successively or concurrently.

     Section 10.5 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to the applicable party at its address set forth on the signature page hereof, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, ten (10) days after mailing.

     10.6 Entire Agreement. This Agreement(which amends and restates the Existing Agreement in its entirety), the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and, except for (i) existing UCC-1 Financing Statements heretofore filed by CIT against Borrower and Guarantors and (ii) the Mortgages supersede all other prior and contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers and contracts concerning the subject matter hereof and thereof, whether oral or written.

         10.7     Confidentiality.

                  (a) Agent and each Lender shall use all reasonable efforts to keep confidential, in accordance with its customary procedures for handling confidential information and safe and sound lending practices, any non-public information supplied to it by Borrower pursuant to this Agreement which is clearly and conspicuously marked as confidential at the time such information is furnished by Borrower to Agent and Lenders, provided, that, nothing contained herein shall limit the disclosure of any such information: (i) to the extent required by statute, rule, regulation, subpoena or court order, (ii) to bank examiners and other regulators, auditors and/or accountants, (iii) in connection with any litigation to which Agent or any Lender is a party, (iv) to any Affiliate of Agent or any Lender, (v) to any assignee or Participant (or prospective assignee or Participant) so long as such assignee or Participant (or prospective assignee or Participant) shall have first agreed in writing to treat such information as confidential in accordance with this Section 10.7, or (vi) to counsel for Agent or any Lender or any Participant or assignee (or prospective Participant or assignee).

                  (b) In no event shall this Section 10.7 or any other provision of this Agreement or applicable law be deemed: (i) to apply to or restrict disclosure of information that has been or is made public by Borrower or any third party without breach of this Section 10.7 or otherwise becomes generally available to the public other than as a result of a disclosure in violation hereof, (ii) to apply to or restrict disclosure of information that was or becomes available to Agent or any Lender on a non-confidential basis from a person other than Borrower, (iii) require Agent or any Lender to return any materials furnished by Borrower to Agent or such Lender or (iv) prevent Agent or any Lender from responding to routine informational requests in accordance with the Code of Ethics for the Exchange of Credit Information promulgated by The Robert Morris Associates or other applicable industry standards relating to the exchange of credit information. The obligations of Agent and Lenders under this
Section 10.7 shall supersede and replace the obligations of (i) CIT under the Existing Agreement and (ii) Agent and Lenders under any confidentiality letter signed prior to the date hereof.

     Section 10.8 Partial Invalidity. If any provision of this Agreement or the other Financing Agreements is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement or the other Financing Agreements as a whole but this Agreement or the particular Financing Agreement, as the case may be, shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

     Section 10.9 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Agreement.

     Section 10.10     [Intentionally Omitted]

     Section 10.11 Counterparts. This Agreement may be executed in any number of counterparts, and by Agent, Lenders and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.


         SECTION 11.       JURY TRIAL WAIVER; OTHER WAIVERS
                             AND CONSENTS; GOVERNING LAW

         Section 11.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

                  (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements (other than the Mortgages to the extent otherwise specifically provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

                  (b) Borrower, Agent and Lenders irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York and the courts of any jurisdiction in which any of the Collateral is located and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above.

                  (c) Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail, postage prepaid, directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed ten
(10) days after the same shall have been so deposited in the U.S. mails, registered mail, postage prepaid, or, at Agent's option, by service upon Borrower in any other manner provided under the rules of any of the foregoing courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Agent against Borrower for the amount of the claim and other relief requested.

                  (d) BORROWER, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (e) Neither Agent nor any Lender shall have any liability to Borrower or Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by Borrower or Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment by a court of competent jurisdiction that the losses were the result of such party's own acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and each of Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

         Section 11.2 Waiver of NoticesSection 11.2 Waiver of Notices. Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Borrower which Agent may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, Borrower waives (a) notice prior to Agent's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of Agent's remedies, including the issuance of an immediate writ of possession and (b) the benefit of all valuation, appraisement and exemption laws.

         Section 11.3 Amendments and Waivers.

                  (a) No amendment or modification of any provision of this Agreement or of any of the other Financing Agreements shall be effective without the written agreement of the Majority Lenders and Borrower and no termination or waiver of any provision of this Agreement or of any of the Financing Agreements, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of the Majority Lenders, which the Majority Lenders shall have the right to grant or withhold at their discretion; except that any amendment, modification, or waiver (i) of any provision of
Section 3 hereof, which amendment, modification or waiver increases the Commitment of any Lender, reduces the principal of, or interest on, the Loans or the Letter of Credit Accommodations, reduces the amount of any fee payable for the account of any Lender, or postpones or extends any date fixed for any payment of principal of, or interest or fees on the Loans or Letter of Credit Accommodations payable to any Lender, (ii) that increases the aggregate amount of the Commitments of the Lenders, (iii) that increases the advance percentages for Eligible Accounts or Eligible Inventory provided for in Section 3.1(a) hereof or the amount set forth in Section 3.1(a)(ii)(B), (iv) that increases the limit on Letter of Credit Accommodations set forth in Section 3.2(d) hereof or that increases the Maximum Credit, (v) of the definitions of "Renewal Date", "Majority Lenders" or "Pro Rata Shares", (vi) of the definitions of "Eligible Accounts" or "Eligible Inventory" if the effect of such amendment, modification or waiver is to increase the amount of the Loans and/or Letter of Credit Accommodations available to Borrower under the Lending Formulas, (vii) of any provision of this Agreement or any of the Financing Agreements that would permit security interests in or liens upon on the Collateral or release any Collateral (except as set forth in Section 12.12 hereof or except as otherwise permitted herein) or release any guarantee of the Obligations, (viii) of the provisions contained in this Section 11.3, shall be effective only if evidenced by a writing signed by or on behalf of (A) any Lender affected thereby in the case of the amendments, modifications or waivers described in clause (i) above or (B) all Lenders in the case of the amendments to definitions or waivers described in clauses (ii) through (viii) above. No amendment, modification, termination or waiver of any provision of Section 11 or any other provision referring to Agent shall be effective without the written concurrence of Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.3 shall be binding on each Lender, each future Lender, and, if signed by Borrower, on the Borrower.

                  (b)  Notwithstanding  anything to the  contrary  contained  in
Section 11.3(a), in the event that Borrower requests that this Agreement or any other Financing Agreements be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Majority Lenders, then, with the consent of Borrower and the Majority Lenders, Borrower and the Majority Lenders may amend this Agreement without the consent of the Lender or Lenders which did not agree to such amendment or other modification (collectively, the "Minority Lenders") to provide for (i) the termination of the Commitment of each of the Minority Lenders, (ii) the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Majority Lenders, so that the Commitments, after giving effect to such amendment, shall be in the same aggregate amount as the Commitments immediately before giving effect to such amendment, (iii) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Majority Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (iv) the payment of all interest, fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as Borrower and the Majority Lenders may determine to be appropriate.

                  (c) Agent and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of the rights, powers and/or remedies of Agent or Lenders unless such waiver shall be in writing and signed as provided in Section 11.3(a) above. Any such waiver shall be enforceable only to the extent specifically set forth therein. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement approved as required under this Section 11.3. A waiver by Agent or Lenders of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

     Section 11.4 Waiver of Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         Section 11.5 Indemnification. Borrower shall indemnify and hold Agent, Lenders and their respective officers, directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel except to the extent resulting directly from the gross negligence or wilful misconduct of Agent or Lenders as determined pursuant to a final non-appealable order of a court of competent jurisdiction, provided, that, such gross negligence or wilful misconduct of any one Lender shall not affect the obligations of Borrower hereunder as to Agent or any other Lender. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Agent and/or the affected Lender(s) in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         Section 11.6  Assignments; Participations.

                  (a) Each Lender may with the written consent of the Agent, which consent shall not be unreasonably withheld, and after prior notice to Borrower, assign to one or more commercial banks or other financial institutions a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the Loans owing to it and its rights and obligations as a Lender with respect to the Letter of Credit Accommodations) and the other Financing Agreements; provided, that, (i) each such assignment shall be in a principal amount of not less than $10,000,000 and in integral multiples of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment), and (ii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording in the Register an Assignment and Acceptance.

                  (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and to the other Financing Agreements and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations (including, without limitation, the obligation to participate in Letter of Credit Accommodations) of a Lender hereunder and thereunder and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                   (c) By executing and delivering an Assignment and Acceptance, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Financing Agreements or the execution, legality, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Financing Agreements furnished pursuant hereto, (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, Guarantors or any of their Subsidiaries or the performance or observance by Borrower or Guarantors of any of the Obligations; (iii) such assignee confirms that it has received a copy of this Agreement and the other Financing Agreements, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Financing Agreements, (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Agreements as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and
(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Financing Agreements are required to be performed by it as a Lender. Agent and Lenders may furnish any information concerning Borrower, Guarantors or their Subsidiaries in the possession of Agent or any Lender from time to time to (x) assignees and (y) Participants who have entered into a confidentiality agreement with Borrower in form and substance reasonably satisfactory to Borrower.

                  (d) Agent shall maintain at its address referred to on the signature page hereto, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Commitment of each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent and Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender, together with the Revolving Credit Note subject to such assignment, Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to Borrower and (iii) record the information contained therein in the Register. Within five (5) Business Days after its receipt of such notice, Borrower, at its expense, shall execute and deliver to Agent in exchange for the surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such assignee Lender in an aggregate principal amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance, and a new Revolving Credit Note to the order of the assigning Lender in an aggregate principal amount equal to the Commitment retained by it hereunder, in each case prepared by or on behalf of the Agent. Such new Revolving Credit Note(s) shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Credit Note, shall be dated the date of Agent's acceptance of such assignment and acceptance and shall otherwise be in substantially the form of the Revolving Credit Notes as in effect on the date hereof.

                  (f) Each Lender may sell participations to one or more commercial banks or other financial institutions in or to all or a portion of its rights and obligations under this Agreement and the other Financing Agreements (including, without limitation, all or a portion of its Commitments and the Loans owing to it and its participation in the Letter of Credit Accommodations); provided, that, (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Financing Agreements shall remain unchanged, and (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and Borrower, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Agreements. Each Lender shall inform Agent of the persons who have purchased such participations.

     Section 11.7 Successors and Assigns. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of the Majority Lenders.

SECTION 12.  THE AGENT

         Section 12.1  Appointment.

                  (a) Each Lender  hereby  irrevocably  appoints and  authorizes
Agent as its agent to exercise on such Lender's behalf the following, and Agent shall have the sole and exclusive right to take the following actions on behalf of Lenders: (i) to receive on behalf of each Lender any payment of principal of or interest on the Revolving Credit Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to Agent, and, subject to Section 3.12 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided, that, the Agent shall not have any liability to Lenders for the Agent's failure to distribute any such notice or agreements to Lenders and
(iii) subject to Section 11.3 of this Agreement, to take such action as Agent deems appropriate on its behalf to administer the Loans, Letter of Credit Accommodations and this Agreement and the other Financing Agreements and to exercise such other powers delegated to Agent by the terms hereof and the other Financing Agreements (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Financing Agreements (including, without limitation, enforcement or collection of the Revolving Credit Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions of the Majority Lenders shall be binding upon all Lenders; provided, that, Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement, any of the other Financing Agreements or applicable law. The provisions of this Section 12 are solely for the benefit of Agent and Lenders. Borrower and Guarantors shall not have any rights as a third party beneficiary of any of the provisions contained in this Section 12. Notwithstanding anything to the contrary contained in Section 11.3 hereof, no amendments to this Section 12 shall require the written agreement of Borrower or Guarantors.

                  (b) Without limiting the generality of the foregoing, or of any other provision of this Agreement or the other Financing Agreements that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (i) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Loans, the Letter of Credit Accommodations, the Collateral, and related matters; (ii) execute and/or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement and the other Financing Agreements;
(iii) make Loans for itself or on behalf of Lenders as provided herein; (iv) exclusively receive, apply and distribute proceeds of the Collateral as provided herein; (v) open and maintain such bank accounts and lock boxes as Agent deems necessary and appropriate in accordance with this Agreement and the other
Financing Agreements for the foregoing purposes and with respect to the Collateral and proceeds thereof; (vi) perform, exercise and enforce any and all other rights and remedies of the Lenders with respect to Borrower, Guarantors, the Loans and the Collateral, or otherwise related to any of same as provided herein and in the other Financing Agreements; and (vii) incur and pay such costs and expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement and the other Financing Agreements.

     Section 12.2 Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Financing Agreements. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement or any of the other Financing Agreements a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the other Financing Agreements, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the other Financing Agreements except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower, Guarantors and any other Obligor in connection with the making and the continuance of the Loans hereunder and the issuance of the Letter of Credit Accommodations and shall make its own appraisal of the creditworthiness of Borrower, Guarantors and any other Obligor and the value of the Collateral, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times hereafter, provided, that, upon the reasonable request of a Lender, Agent shall provide to such Lender any documents or reports delivered to Agent by Borrower pursuant to the terms of this Agreement or any of the other Financing Agreements. If Agent seeks the consent or approval of the Majority Lenders to the taking or refraining from taking any action hereunder, Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Majority Lenders have instructed Agent to act or refrain from acting pursuant hereto.

     Section 12.3 Delegation of Duties. Except as otherwise provided in this section, Agent may execute any of its duties under this Agreement or any of the other Financing Agreements by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this Section and without gross negligence or willful misconduct.

     Section 12.4 Rights, Exculpation, Etc. Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Financing Agreements, except for their own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction. Without limiting the generality of the foregoing, Agent (a) may treat the payee of any Revolving Credit Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 11.6 hereof, signed by such payee and in form satisfactory to the Agent;
(b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or any of the other Financing Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Financing Agreements; (e) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Financing Agreements on the part of any Person, the existence or possible existence of any Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (f) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Financing Agreements or any other instrument or document furnished pursuant hereto or thereto; and (g) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the security interest in, or mortgage or lien upon, any of the Collateral, or the Loans available to Borrower or any certificate prepared by Borrower or any Guarantor in connection therewith, nor shall Agent be responsible or liable to the Lenders for any failure to monitor or maintain availability of Loans hereunder or any portion of the Collateral. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to
Section 9.2, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Financing Agreements Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval hereunder or under any of the other Financing Agreements until it shall have received such instructions from the Majority Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Financing Agreements in accordance with the instructions of the Majority Lenders.

     Section 12.5 Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any of the other Financing Agreements unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable so long as it is not grossly negligent or guilty of wilful misconduct. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the other Financing Agreements in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     Section 12.6 Notice of Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has, or is deemed to have, actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any.

     Section 12.7 Credit Decision. Each Lender acknowledges that the Agent has not made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financing and other condition and creditworthiness of Borrower and any other Person (other than any Lender) party to any of the other Financing Agreements, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and any of the other Financing Agreements, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financing and other condition and creditworthiness of Borrower and any other Person (other than any Lender) party to this Agreement or any of the other Financing Agreements. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to this Agreement or any of the other Financing Agreements that may come into the possession of Agent.

     Section 12.8 Indemnification. To the extent that Agent is not reimbursed and indemnified by Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the other Financing Agreements or any action taken or omitted by Agent under this Agreement or any of the other Financing Agreements, in proportion to each Lender's Pro Rata Share, provided, that, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable order of a court of competent jurisdiction that such resulted from Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 12.8 shall survive the payment in full of the Obligations and the termination or non-renewal of this Agreement.

     12.9 CIT in its Individual Capacity. With respect to its Pro Rata Share of the Commitments hereunder, the Loans made by it and the Revolving Credit Note issued to or held by it, CIT shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein as any other Lender or holder of a Revolving Credit Note. The terms "Lenders" or "Majority Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CIT in its individual capacity as a Lender or one of the Majority Lenders. CIT and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrower, Guarantors or any of its or their Subsidiaries or Affiliates as if it were not acting as Agent pursuant hereto without any duty to account to Lenders.

         Section 12.10  Successor Agent.

                  (a) Agent may resign from the performance of all its functions and duties hereunder and under the other Financing Agreements at any time by giving at least thirty (30) Business Days' prior written notice to Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to Sections 12.10(b) and 12.10(c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Majority Lenders shall appoint a successor Agent. The successor Agent must be reasonably satisfactory to Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Financing Agreements. After any Agent's resignation hereunder as the Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Financing Agreements.

                  (c) If a successor Agent shall not have been so appointed within such thirty (30) Business Day period, the retiring Agent, with the consent of Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Majority Lenders, with the consent of the Borrower, appoint a successor Agent as provided above.

         Section 12.11  Withholding Tax.

                  (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code (or is otherwise not a United States Person within the meaning of Section 7701(a)(30) of the Code) and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and Borrower:

     (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 or applicable successor forms before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement, or at such earlier time as may be necessary to ensure the continuing validity of such form;

     (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 or applicable successor forms before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement or at such earlier time as may be necessary to ensure the continuing validity of such form, and IRS Form W-9; and

     (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender is entitled to a reduction in the applicable withholding tax, Borrowers and Agent may, without duplication, withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Borrower and Agent, then Borrower and Agent may, without duplication, withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (c) If the Internal Revenue Service or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that Borrower or Agent did not properly withhold tax from amounts paid to or for the account of any Lender or Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Borrower or Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify Borrower and Agent fully for all amounts paid, directly or indirectly, by Borrower or Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Borrower or Agent under this Section, together with all costs and expenses (including attorneys' fees and expenses). The obligations of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

         12.12  Collateral Matters.

                  (a) In addition to, and not in limitation of the provisions of
Section 3.1(f) above, Agent may from time to time, at any time on or after the occurrence of an Event of Default and for so long as the same is continuing, make such disbursements and advances ("Agent Advances") which Agent, in its sole discretion, deems necessary or desirable either (i) to preserve or protect the Collateral or Guarantor Collateral or any portion thereof, (ii) to enhance the likelihood or maximize the amount of repayment by Borrower and Guarantors of the Loans and other Obligations or (iii) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 10.2 and payments to any issuer of Letter of Credit Accommodations. Agent Advances shall be repayable on demand and be secured by the Collateral. Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Agent shall notify each Lender and Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation of its obligations pursuant to Section 12.5, each Lender agrees that it shall make available to Agent, upon Agent's demand, in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to Agent by such Lender, Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to Agent, at the Interest Rate.

                  (b) Lenders hereby irrevocably authorize Agent, at its option and in its discretion to release any security interest in, mortgage or lien upon, any of the Collateral upon termination of the Commitments and payment and satisfaction of all of the Obligations and delivery of cash collateral as provided in Section 10.1 above; or constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with Section 7.11 hereof (and Agent may rely conclusively on any such certificate, without further inquiry); or constituting property in which Borrower owned no interest at the time the security interest, mortgage or lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Majority Lenders. Except as provided above, Agent will not release any security interest in, mortgage or lien upon, any of the Collateral without the prior written authorization of the Majority Lenders; provided, that, Agent may not release such security interests in, mortgage or lien upon, any of the Collateral having a value in excess of $5,000,000, without the prior written authorization of all of the Lenders. Upon request by Agent at any time, the Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this Section 12.12.

                  (c) Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by the Majority Lenders, each Lender agrees to confirm in writing, upon request by Agent, the authority to release Collateral conferred upon Agent under this Section 12.12. So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the Majority Lenders of its authority to release any particular item or types of Collateral, and upon at least five (5) Business Day's prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the security interest, mortgage or liens granted to Agent for the benefit of the Lenders upon such Collateral; provided, that, (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligations or entail any consequence other than the release of such security interest, mortgage or liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any security interest, mortgage or lien upon (or obligations of Borrower in respect of) the Collateral retained by Borrower.

                  (d) Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by Borrower, any Guarantor or any Obligor (as the case may be) or is cared for, protected or insured or has been encumbered or that the security interest, mortgage or lien granted to Agent pursuant to any of the Financing Agreements has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 12 or in any of the other Financing Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as one of the Lenders and that Agent shall have no duty or liability whatsoever to any other Lender.

     Section 12.13 Agency for Perfection. Agent and each Lender hereby appoints each other Lender as agent for the purpose of perfecting the security interests in and liens upon the Collateral of Agent for itself and the ratable benefit of Lenders in assets which, in accordance with Article 9 of the UCC, can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         Section 12.14  Section 12.14  [Intentionally Omitted.]

         Section 12.15 Concerning the Collateral and the Related Financing Agreements. Each Lender authorizes and directs Agent to enter into this Agreement and the other Financing Agreements relating to the Collateral, for the ratable benefit of Lenders and Agent. Each Lender agrees that any action taken by Agent or Majority Lenders in accordance with the terms of this Agreement or the other Financing Agreements relating to the Collateral, and the exercise by the Agent or Majority Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         Section 12.16 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that Agent furnish Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by Agent;

                  (b) expressly agrees and acknowledges that Agent (c) does not make any representation or warranty as to the accuracy of any Report, or (d) shall not be liable for any information contained in any Report;

                  (e) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon Borrower's books and records, as well as on representations of Borrower's personnel; and

                  (f) agrees to keep all Reports confidential and strictly for its internal use in accordance with the terms of Section 10.7 hereof, and not to distribute or use any Report in any other manner.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Agent, Lenders, Borrower and Guarantor have caused these presents to be duly executed as of the day and year first above written.


AGENT                                       BORROWER

THE CIT GROUP/COMMERCIAL                    SALANT CORPORATION
 SERVICES, INC., as Agent

By: /s/ Charles Carbone                     By: /s/ Awadhesh Sinha

Title: Vice President                       Title: Executive Vice President
                                            and CFO


Address                                     Chief Executive Office:

1211 Avenue of the Americas                 1114 Avenue of the Americas
New York, New York 10036                    New York, New York 10036


LENDERS


THE CIT GROUP/COMMERCIAL
 SERVICE, INC.

By: /s/ Charles Carbone

Title: Vice President

Address:

1211 Avenue of the Americas
New York, New York 10036

Commitment:

$85,000,000


Commitment Percentage:

100%